Exhibit 10.8

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

EXECUTION

LICENSE AND COLLABORATION AGREEMENT

This License and Collaboration Agreement (this “Agreement”) is made and is effective this 4th day of February, 2019 (the “Effective Date”) between Cullinan Pearl Corp., a Delaware corporation (“Licensee”) and having an address at One Main Street, Suite 520, Cambridge, MA, 02142, U.S.A, and Taiho Pharmaceutical, Co., Ltd., a company organized under the laws of Japan (“Licensor”) and having an address at 1-27 Kandanishiki-cho, Chiyoda-ku, Tokyo 101-8444, Japan. Licensee and Licensor are each referred to as a “Party” and collectively referred to as the “Parties.”

Recitals

WHEREAS, Licensee is engaged in the research and development of therapeutics for the treatment of diseases;

WHEREAS, Licensor possesses certain technology and related intellectual property rights useful for the research, development, and commercialization of therapeutics for the treatment of diseases; and

WHEREAS, Licensee wishes to obtain, and Licensor wishes to grant to Licensee, an exclusive, royalty-bearing license under the Licensed IP (as defined below) to develop, make, have made, use, import, offer for sale or sell or otherwise distribute Licensed Products (as defined below) in the Field (as defined below) in the Territory, with the right to sublicense, in all cases subject to the terms and conditions of this Agreement;

NOW THEREFORE, Licensor and Licensee, intending to be legally bound, agree as follows:

ARTICLE 1

Definitions

1.1 “Actual Cost” means fully burdened cost determined in accordance with GAAP or IFRS, whichever is applicable to the Party determining its Actual Cost; provided that, to the extent the Licensed Compound or Licensed Product is manufactured by a Third Party CMO, the Actual Cost shall mean payments made by the supplying Party to such Third Party CMO for the particular quantities supplied hereunder, plus the import and export duties, applicable taxes, brokerage fees, shipping insurance fees, port fees and storage fees, and shipping costs, in each case to the extent reasonable and customary and incurred with respect to the quantities supplied.

1.2 “Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with such Party. For purposes of this Section 1.2, “control” shall refer to (i) in the case of a Person that is a corporate entity, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors of such Person and (ii) in the case of a Person that is not a corporate entity, the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, Affiliates of Licensee shall exclude (i) any investor in Cullinan Oncology, LLC, Cullinan Management, Inc. and Persons controlled by or under common control of Cullinan Oncology, LLC or Cullinan Management, Inc. (other than Licensee and any Person that is controlled by Licensee), and (ii) any Person that is controlled by Otsuka Holdings Co. Ltd., having offices at 2- 9 Kanda-Tsukasamachi, Chiyoda-ku, Tokyo 101-0048 Japan (other than Licensor and any Person that is controlled by Licensor).

1.3 “Associated Party” means Licensor’s Affiliates and any Third Party to whom Licensor has granted a license to sell, market and/or promote the Licensed Product in Japan (such Third Party, a “Japan Licensee”).

1.4 “Business Days” means a day that is not a Saturday, Sunday or a day on which banking institutions in Boston, Massachusetts or in Japan are authorized by Law to remain closed.

1.5 “Calendar Half Year” means each of the periods of six (6) consecutive calendar months ending on June 30 and December 31 during a Calendar Year; provided, however, that the final Calendar Half Year hereunder shall end on the effective date of termination or expiration of this Agreement.

1.6 “Calendar Quarter” means each of the periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 during a Calendar Year; provided, however, that the final Calendar Quarter hereunder shall end on the effective date of termination or expiration of this Agreement.

1.7 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided, however, that the first Calendar Year hereunder shall commence on the Effective Date and the final Calendar Year hereunder shall end on the effective date of termination or expiration of this Agreement.

1.8 “Certificate of Incorporation” means the certificate of incorporation of the Company, as amended or restated from time to time.

1.9 “Change of Control” means, with respect to a Party, any of the following events: (a) any Third Party (or group of Third Parties acting in concert) acquires, directly or indirectly, beneficial ownership or control of shares of such Party representing at least a majority of the voting power (where voting refers to being entitled to vote for the election of directors) then outstanding of such Party; (b) such Party consolidates with or merges into another corporation or entity which is a Third Party, or any corporation or entity which is a Third Party consolidates with or merges into such Party, in either event pursuant to a transaction in which at least a majority of the voting power of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting power of such Party immediately preceding such consolidation or merger; or (c) such Party conveys, transfers or exclusively licenses all or substantially all of its assets to a Third Party, and in the case such Party is Licensee, such conveyance, transfer or exclusive license is treated as a “Deemed Liquidation Event” under the Certificate of Incorporation. Notwithstanding anything to the contrary in this paragraph, the sale of equity securities by Licensee for capital raising purposes in a bona fide financing transaction shall not be deemed a Change of Control. For purposes of Section 4.9, the consummation of a Change of Control of a Licensee shall cause permanently such expiration, termination or other effect for the Term, and no such provision shall be considered readjusted to its terms prior to such Change of Control in the event of a subsequent transfer or assignment of this Agreement to a successor Licensee.

1.10 [***].

1.11 “Clinical Trial” means any trial in which human subjects are dosed with a drug, whether approved or investigational, including any Phase 1, 2, 3 or 4 clinical study.

1.12 “CMO” means a contract manufacturing organization.

1.13 “Combination Product” means (i) a combination of a Licensed Product with one or more Other Active Ingredients or (ii) the sale of a Licensed Product in a bundle with one or more other standalone products, at least one of which is not a Licensed Product.

1.14 “Commercialization” or “Commercialize” to market, promote, distribute, offer for sale, sell, import, have imported, export, have exported or otherwise commercialize a compound or product. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.15 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, reasonable, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances for such Party’s benefit. Without limiting the foregoing, with respect to efforts relating to the Development of, obtaining Regulatory Approval for, or Commercialization of a Licensed Product, generally or with respect to any particular country, “Commercially Reasonable Efforts” means a sustained, continued and active commitment of efforts and resources by a Party consistent with the level of efforts and resources normally dedicated by companies of similar size in the research-based pharmaceutical industry to the development or commercialization, as the case may be, of a product of similar commercial potential at a similar stage in its lifecycle that such company is actively developing or commercializing (as applicable), in each case taking into account issues of safety and efficacy, product profile, the proprietary position, the then-current competitive environment for such product and the likely timing of such products entry into the market, the regulatory environment and the status of such product, and other relevant scientific, technical and commercial factors, but not taking into account any payments required to be made to the other Party hereunder.

1.16 “Competing Product” means a product, other than any product containing Licensed Compound, that includes, as an active pharmaceutical ingredient, [***] which is [***] and [***].

1.17 “Confidential Information” means any information and data furnished by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement. Confidential Information includes:

(a) non-public information disclosed by Licensee to Licensor in reports submitted by Licensee to Licensor pursuant to Section 4.5, 4.6 or 6.6(a) and through audits conducted by Licensor pursuant to Section 6.6(b);

(b) non-public information disclosed by Licensor to Licensee relating to patent application prosecution files for the Licensed Patent Rights; and

(c) information of one Party received by the other Party prior to the Effective Date pursuant to the Confidentiality Agreement between Licensor and Cullinan Management, Inc., dated as of February 13, 2018.

Notwithstanding the foregoing, all Improvements shall be deemed the Confidential Information of Licensee, and not Licensor.

1.18 “Control” means, with respect to any Regulatory Filings, Regulatory Approvals and all corresponding documentation, and intellectual property rights, including Patent Rights or Know- How, the possession (whether by ownership, license or sublicense, other than by a license, sublicense or other right granted pursuant to this Agreement) by a Party or its Affiliates of the ability to grant to the other Party the licenses, sublicenses, or rights to access and use such Regulatory Filings, Regulatory Approvals and all corresponding documentation or intellectual property rights as provided for in this Agreement, without violating the terms of any agreement or other arrangement with any Third Party in existence as of the time the Person possessing such item or right would be required hereunder to grant such license, sublicense or rights of access and use.

1.19 “Cover,” “Covering” or “Covered” means, with respect to a product, technology, process or method, that in the absence of ownership of or a license granted under a Valid Claim, the manufacture, use, offer for sale, sale or importation of such product or the practice of such technology, process or method would infringe such Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue as currently written).

1.20 “CRO” means a contract research organization.

1.21 “Develop” or “Development” means to conduct any and all research and development activities necessary to obtain Regulatory Approval, including toxicology, pharmacology, statistical analysis, Clinical Trials (including pre- and post-approval studies and investigator sponsored Clinical Trials), regulatory affairs, and regulatory activities pertaining to designing and carrying out Clinical Trials and obtaining Regulatory Approvals.

1.22 “Development Plan” means the Initial Development Plan, as defined in Section 4.8, together with any amended or updated versions thereof made in accordance with Section 4.8.

1.23 “EMA” means the European Medicines Agency and any successor governmental authority having substantially the same function.

1.24 “EU5” means France, Germany, Italy, Spain, and the United Kingdom.

1.25 “Exon 20 Insertion Inhibitor” means a small molecule that directly and selectively inhibits tumor cells possessing an insertion mutation in exon 20 of the Epidermal Growth Factor Receptor (EGFR) and which has therapeutic effect predominantly through the inhibition of such mutations. As used herein: “small molecule” means a compound with molecular weight of less than 1500 daltons.

1.26 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.27 “Field” means the treatment, prevention, prognosis or diagnosis of disease.

1.28 “First Commercial Sale” means, with respect to a Licensed Product and a country, the first bona fide, arms-length sale of such Licensed Product in such country by or on behalf of Licensee or a Related Party after receipt of Regulatory Approval in the jurisdiction in question; provided, that, for clarity First Commercial Sale does not include the sale of a Licensed Product for compassionate use or clinical trial.

1.29 “Fully-Diluted Basis” means, as of a specified date, the number of shares of common stock of Licensee then-outstanding plus the number of shares of common stock of Licensee issuable upon exercise or conversion of then-outstanding convertible securities or warrants, options, or other rights to subscribe for, purchase or acquire from Licensee any capital stock of Licensee (which shall be determined without regard to whether such securities or rights are then vested, exercisable or convertible) plus, without duplication, the number of shares reserved and available for future grant under any then-existing equity incentive plan of Licensee; provided that, for clarity, “other rights to subscribe for, purchase or acquire” shall not include (i) preemptive or other rights to participate in new offerings of securities by Licensee after the Effective Date until such securities are issued, (ii) obligations under a purchase agreement for preferred stock of Licensee to acquire additional shares of such preferred stock on the same terms as those purchased at an initial closing upon the passage of time or meeting (or waiver) of specified Licensee performance conditions, until such shares are issued or (iii) anti-dilution provisions that have not been triggered; provided further that shares of common stock or convertible securities issued pursuant to the foregoing rights, obligations and provisions set forth in clauses (i), (ii) and (iii) and then outstanding shall be included in the number of shares of common stock of Licensee then-outstanding or issuable upon conversion of convertible securities.

1.30 “GAAP” means generally accepted accounting principles as practiced in the United States, as consistently applied.

1.31 “Generic Competition” means [***] .

1.32 “Generic Product” means, with respect to a Licensed Product in a particular country in the Territory, any pharmaceutical product that (a) is marketed for sale by a Third Party not authorized by Licensee, (b) receives Regulatory Approval (with or without pricing or reimbursement approval) in such country in full or partial reliance on the Regulatory Approval (but not necessarily pricing or reimbursement approval) of the Licensed Product, and (c) is determined by a Regulatory Authority to be therapeutically equivalent to and substitutable with the Licensed Product, it being acknowledged that the foregoing standard is intended to be generally consistent with the standard set forth in the introduction to the “Orange Book,” as amended from time to time, or any analogous or comparable standard in any country outside of the United States. For avoidance of doubt, in the United States, a “Generic Product” as defined herein includes one approved under Section 505(j) of the FFDCA.

1.33 “IFRS” means accounting principles as set forth by the International Financial Reporting Standards Foundation, as consistently applied.

1.34 “Improvements” means [***].

1.35 “IND” means an investigational new drug application filed by Licensee with the FDA, or the equivalent application in any foreign jurisdiction filed with another Regulatory Authority.

1.36 “IPO” means the first underwritten, initial public offering of securities of Licensee with gross proceeds of [***]. For purposes of all provisions hereunder that expire, terminate or are otherwise affected by the consummation of an IPO of Licensee, the consummation of an IPO of a Licensee shall cause permanently such expiration, termination or other effect for the Term, and no such provision shall be considered readjusted to its terms prior to such IPO in the event of a subsequent transfer or assignment of this Agreement to a successor Licensee.

1.37 “Indication” means a disease or pathological condition for which clinical results for such disease or condition and a separate NDA application, or a supplement (or other addition) to an existing NDA application, is required for the purpose of obtaining Regulatory Approval in a country. Notwithstanding the foregoing, for purposes of this Agreement, [***].

1.38 “Intellectual Property” means ideas, concepts, discoveries, inventions, developments, Know-How, trade secrets, techniques, methodologies, modifications, innovations, improvements, writings, documentation, electronic code, data and rights (whether or not protectable under state, federal or foreign patent, trademark, copyright or similar laws) or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable, and including in each case, all legal rights therein.

1.39 “Know-How” means any and all commercial, technical, regulatory, scientific and other know-how and information, knowledge, technology, tangible materials, methods, processes, practices, standard operating procedures, formulae, instructions, skills, techniques, procedures, assay protocols, experiences, ideas, technical assistance, designs, drawings, assembly procedures, specifications, regulatory filings, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, regulatory, manufacturing and quality control data and know-how, including study designs and protocols), whether or not confidential, proprietary or patentable, in written, electronic or any other form.

1.40 “Law” means all laws, statutes, rules, codes, regulations, orders, judgments or ordinances applicable to a Party, this Agreement or the activities contemplated hereunder.

1.41 “Licensed Compounds” means the chemical compound coded by Licensor as [***] as further described on Exhibit A, as well as [***].

1.42 “Licensed IP” means the Licensed Patent Rights and Licensed Know-How.

1.43 “Licensed Know-How” means Know How that relates to the Licensed Compound, whether alone or as incorporated in a Licensed Product, that (a) was developed by or on behalf of Licensor or used by Licensor or its Affiliates in the course of its development of the Licensed Compound prior to the Effective Date or (b) is developed by or on behalf of or used by Licensor or Associated Parties at any time during the Term in the course of its or their further development of the Licensed Compound or Licensed Product for use outside the Territory, in each case to the extent such Know-How is Controlled by Licensor or its Associated Parties and is reasonably necessary or useful for Licensee’s Development, Manufacture, Commercialization or other exploitation of the Licensed Compounds or Licensed Products in the Territory, in each case subject to Section 2.8 below. For the avoidance of doubt, Licensed Know-How includes all manufacturing, preclinical and clinical data, if any, generated by or on behalf of Licensor or its Affiliates in its development or use of the Licensed Compound prior to the Effective Date, in each case that is Controlled by Licensor or its Affiliates and is reasonably necessary or useful for Licensee’s Development, Manufacture, Commercialization or other exploitation of the Licensed Compounds or Licensed Products in the Territory. Notwithstanding the foregoing, Licensed Know-How shall not include Research Tools.

1.44 “Licensed Patent Rights” means (a) any patents or patent applications that are listed on Exhibit B, and (b) any patents or patent applications Controlled by Licensor or Associated Parties claiming inventions made by or on behalf of Licensor or Associated Parties at any time during the Term in the course of developing or using the Licensed Compound for use outside the Territory, in each case including all Associated Patent Rights with respect to the patents and patent applications described in the foregoing clauses (a) and (b), subject to Section 2.8 below.

1.45 “Licensed Product” means [***].

1.46 “Major Market” shall mean, individually, each of the [***]; and collectively, such countries the “Major Markets.”

1.47 “Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store a compound or product or any component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any component thereof, including development of the Manufacturing Process.

1.48 “Manufacturing Process” shall mean the production process for the manufacture at scale of product, including without limitation the manufacturing methods, test methods, specifications, materials, and other procedures, directions and controls associated with the manufacture and testing of such product.

1.49 “NDA” means a New Drug Application (as provided in the United States Federal Food, Drug, and Cosmetic Act (“FFDCA”) and the regulations promulgated thereunder (21 C.F.R.

§§ 314 et seq.)), or the equivalent application in any foreign jurisdiction filed with another Regulatory Authority.

1.50 “Net Sales” shall mean [***]

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

Such amounts shall be determined from the books and records of Licensee or a Related Party, maintained in accordance with GAAP as consistently applied across its pharmaceutical products generally.

Net Sales on Licensed Product provided as part of a non-cash exchange or other than through an arms-length transaction shall mean [***].

For clarity, Net Sales shall not include [***].

In no event shall any particular amount of deduction identified above be deducted more than once in calculating Net Sales (i.e., no “double counting” of deductions).

The above deductions shall be the only deductions made in net sales and only to the extent such deductions are actually taken and documented as attributable to Licensed Product, and in all cases in a manner consistent with generally accepted accounting principles (in accordance with GAAP or IFRS, as applicable) consistently employed with respect to external reporting.

[***]

1.51 “Other Active Ingredient” means any active pharmaceutical ingredient, which active pharmaceutical ingredient is not a Licensed Product.

1.52 “Patent Rights” means with respect to any patents or patent applications, any and all (a) patents issuing from such patent applications, (b) substitutions, divisionals, renewals, continuations or continuations-in-part (only to the extent of claims that are entitled to the priority date of the parent application); (c) patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, patents resulting from post-grant proceedings, re-issues and re-examinations; (d) other patents or patent applications claiming and entitled to claim priority to (i) such patents and patent applications and any patent or patent application specified in (a), (b) or (c), or (ii) any patent or patent application from which such patents and patent applications or a patent or patent application specified in (a), (b) or (c) claims and is entitled to claim priority; (e) all rights of priority attendant to such patents and patent applications and any of the patents and patent applications listed in (a) through (d); and (f) in each case of such patents and patent applications and of the patents and patent applications described in (a) through (d), including all counterparts and foreign equivalents thereof filed in any country, territory or jurisdiction in the world. With respect to any patent or patent application, the items described in the foregoing clauses (a) through (e) may be referred to herein as the “Associated Patent Rights.”

1.53 “Person” means any natural person or any corporation, company, partnership, joint venture, firm or other entity, including a Party, or any government or agency or political subdivision thereof.

1.54 “Phase 1 Clinical Trial” means, as to a specific Licensed Product, a human clinical trial in any country that is intended as the first introduction into humans of a pharmaceutical product with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product, or would otherwise satisfy requirements of 21 CFR § 312.21(a) in the United States, as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.

1.55 “Phase 2 Clinical Trial” means, as to a specific Licensed Product, a human clinical trial in any country that is intended to preliminarily evaluate the efficacy and safety or dose-ranging of such product for a particular indication or indications in patients with the disease or indication under study, which study is designated as a Phase 2 clinical trial in the trial protocol filed with the FDA and would satisfy the requirements of 21 CFR § 312.21(b) in the United States, as amended from time to time, or the corresponding regulation in jurisdictions other than the United States. [***].

1.56 “Phase 3 Clinical Trial” means, as to a specific Licensed Product, (a) a human clinical trial in any country, whether controlled or uncontrolled, that is performed to obtain Regulatory Approval of such product after preliminary evidence suggesting effectiveness of such product under evaluation has been obtained, and intended to confirm with statistical significance the efficacy and safety of such product, to evaluate the overall benefit-risk relationship of such product and to provide an adequate basis for physician labeling, or (b) a human clinical trial of such product that satisfies the requirements of 21 C.F.R. § 312.21(c) in the United States, as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.

1.57 “Pivotal Clinical Trial” means (i) a Phase 3 Clinical Trial, or (ii) any other Clinical Trial that is intended by Licensee (or the Related Party delegated responsibility for such Clinical Trial) to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, which Clinical Trial is a registration trial intended by Licensee or such Related Party to be sufficient for filing an application for a Regulatory Approval for such product in the U.S. or another country or some or all of an extra-national territory.

1.58 “Product Trademark” means the Trademark(s) to be used by Licensee or its Affiliates for the Commercialization of the Licensed Products in the Field in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any Trademarks that include any corporate name or logo of the Parties or their Affiliates).

1.59 “Prosecution and Maintenance” or “Prosecute and Maintain” means, with respect to the applicable Patent Rights, the preparation, filing, prosecution and maintenance of such Patent Rights, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and patent term extensions with respect to such Patent Rights, together with the initiation or defense of interferences, the initiation or defense of oppositions, post grant review, and other similar proceedings with respect to the particular Patent Rights, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to Patent Rights.

1.60 “Qualified CMO” means a Third Party contract manufacturer of pharmaceutical products selected by Licensee (or a Related Party) and consented to by Licensor (with such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, consent of Licensor shall not be required with respect to the selection of a Third Party contract manufacturer as a Qualified CMO if such Third Party contract manufacturer: [***].

1.61 “Qualified Sublicensee” means:

(a) Prior to the sale and issuance of at least [***] shares of Series A Preferred Stock of Licensee in accordance with that certain Series A Stock Purchase Agreement of even date herewith by and between Licensee and the purchasers set forth therein (the “Series A Financing Completion”), any Third Party (i) that, together with its Affiliates with whom it is required to consolidate earnings for reporting purposes under GAAP or IFRS (“Reporting Affiliates”), has annual revenues of at least $[***], (ii) that is, or is a Reporting Affiliate of, a publicly traded company that has market capitalization of at least $[***], (iii) that together with its Reporting Affiliates has maintained over the last [***] or (iv) that is approved by Licensor in writing (in Licensor’s sole discretion).

(b) Following the Series A Financing Completion, any Third Party (i) that together with its Reporting Affiliates has annual revenues from sales of prescription pharmaceutical products for the treatment of [***] of at least $[***], (ii) that is, or is a Reporting Affiliate of, a publicly traded company that (A) has market capitalization of at least $[***], and (B) has a market capitalization as of market close of the trading day immediately preceding the date of entry into a Transaction that (1) is at least $[***], and (2) is no less than [***], or (iii) that is approved by Licensor in writing, provided such approval shall not to be unreasonably withheld, conditioned or delayed in the event that such Third Party is [***]. For purposes of the foregoing, [***].

1.62 “Regulatory Approval” means, with respect to a country or territory, the approvals (including any applicable governmental price and reimbursement approvals), licenses, registrations or authorizations of Regulatory Authorities necessary for the Commercialization of a pharmaceutical product in such country or territory, including, as applicable, approval of an NDA or comparable filing in the United States or approval of a comparable filing in any other country or jurisdiction, including a marketing authorization approval by the EMA.

1.63 “Regulatory Authority” means a federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the testing, manufacture, use, storage, import, promotion, marketing or sale of a product in the applicable country.

1.64 “Regulatory Data” means any and all research data, pharmacology data, safety data, preclinical data, clinical data, Chemistry, Manufacturing and Controls (“CMC”) data that is included or referenced in a Party’s Regulatory Filings for the Licensed Compound or a Licensed Product or that was included in any other documentation submitted to Regulatory Authorities in association with Regulatory Filings and Regulatory Approvals for the Licensed Compound or a Licensed Product.

1.65 “Regulatory Filings” means, with respect to a Licensed Product, any submission to a Regulatory Authority of any appropriate regulatory application, including, without limitation, any IND, NDA, any submission to a regulatory advisory board, any marketing authorization application, and any supplement or amendment thereto.

1.66 “Related Party” means Licensee’s Affiliates and any Non-Affiliate Sublicensees.

1.67 “Research Tools” means [***].

1.68 “Reversion Technology” means any [***]. Notwithstanding the foregoing, “Reversion Technology” shall not include Research Tools.

1.69 “Royalty Term” means, with respect to each Licensed Product in each country, the period commencing on the First Commercial Sale of such Licensed Product in such country and continuing until the latest to occur of (i) expiration of the last Valid Claim of a Licensed Patent Right Covering [***] such Licensed Product in such country, (ii) the expiration of the applicable period of regulatory-based market exclusivity for such Licensed Product in such country, or (iii) ten years following the date of the First Commercial Sale of such Licensed Product in such county.

1.70 “Stock Subscription Agreement” means a Stock Subscription Agreement in the form attached hereto as Exhibit C, entered into by and between Licensee and Licensor in connection with the issuance of equity securities by Licensee under Section 6.2.

1.71 “Sublicensee” shall have the meaning set forth in Section 2.3(a).

1.72 “Term” means the term of this Agreement as provided in Section 11.1.

1.73 “Territory” means worldwide excluding Japan.

1.74 “Third Party” means any Person other than a Party or any of its Affiliates.

1.75 “Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.

1.76 “Transaction Revenue” total value of all cash, securities, bonds, other property and any other consideration paid or payable, directly or indirectly, to Licensee, its Affiliate or holders of its securities (other than Licensor) in connection with such Transaction, excluding any of the following: [***].

1.77 “Transferred Materials” means (a) Licensed Compound and Licensed Product, (b) the starting materials and intermediates for synthesis of Licensed Compound and Licensed Product, and (c) reference standards (Licensed Compound and impurities).

1.78 “Transferred Quantities” means:

(a) the Transferred Materials existing as of the Effective Date identified in Schedule 1.78(a) in the quantities specified therein (“Existing Quantities”), and

(b) an allocation of the additional quantities of the Transferred Materials [***], as provided in Schedule 1.78(b) (“Additional Quantities”).

1.79 “Valid Claim” means (a) an issued and unexpired claim of any patent within the Licensed Patent Rights that has not been (i) permanently revoked, nor held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (ii) disclaimed or rendered unenforceable through disclaimer or otherwise, or (iii) abandoned; or (b) a pending claim of any patent application within the Licensed Patent Rights that has not been abandoned or finally rejected without the possibility of appeal or refiling or without such appeal having been taken or refiling having been made within the applicable time so allowed; provided that, [***], a claim that, [***], has been pending for longer than [***] from the date of issuance of the first substantive patent office action considering patentability of such claim by the relevant patent office in the country or territory in which such claim is pending shall cease to be considered a Valid Claim upon such [***] unless and until such claim becomes the claim of an issued patent pursuant to clause (a) above.

1.80 Additional Definitions. Each of the following definitions is set forth in the section of this Agreement indicated below:

Definition	Section

AAA	12.11	(b)(i)

Additional Quantities	1.78	(b)

Associated Patent Rights	1.52

Blocking Patent	6.4	(d)

[***] Share Threshold	4.9	(e)

[***] Threshold Financing	4.9	(e)

CMC	1.64

Committee Dispute	3.4

Contracting Party	5.2	(b)

Defending Party	7.5

Denied Parties Lists	12.12	(a)(ii)

Disclosing Party	1.17

Equity Documents	6.2

Existing Quantities	1.78	(a)

FFDCA	1.49

Indemnified Party	10.3

Indemnifying Party	10.3

Infringement Actions	7.5

Infringing Product	7.3	(a)

IOI	4.9	(b)

Japan Development Plan	4.8	(b)

Japan Licensee	1.3

Joint Inventions	7.1

Joint Patent Rights	7.1

JSC	3.1

JSC Member	3.1

Liabilities	10.1

Licensee Indemnitees	10.2

Licensor Indemnitees	10.1

Licensor Regulatory Filings	4.3	(a)(ii)

Manufacturing Technology Transfer Plan	5.3	(a)

Officials	12.12	(b)(i)

Payment	12.12	(b)(i)

Product Materials	5.2	(a)

Prosecuting Party	7.2	(f)

Publication	8.4	(a)

Publishing Party	8.4	(a)

Qualified CMO Supply Agreement	5.2	(b)

Receiving Party	2.8	(a)

Reversion License	11.5	(e)

Right of Negotiation or RON	4.9	(b)

SEC Filing	8.5	(d)

Selling Party	6.4	(g)

Senior Executive(s)	3.4

Shares	6.2

Term	11.1

Third Party Claim	10.1

Third Party Technology Notice	11.5	(e)

Transaction	4.9	(a)

Transaction Notice	4.9	(a)

Transaction Revenue Sharing	6.5	(a)

Wind-down Period	11.5	(d)(i)(B)

ARTICLE 2

Grant of License; Right of Reference; Technology Transfer

2.1 License.

(a) Development License. Subject to the terms and conditions of this Agreement including Licensor’s rights under Section 2.1(e), Licensor hereby grants to Licensee a worldwide, exclusive license under the Licensed IP, with the right to grant sublicenses through multiple tiers in accordance with Section 2.3, to Develop and have Developed (and to use and have used for such purposes) the Licensed Compound and the Licensed Product solely for purposes of obtaining Regulatory Approval for use of the Licensed Product in the Field in the Territory.

(b) Manufacturing License. Subject to the terms and conditions of this Agreement including Licensor’s rights under Section 2.1(e), Licensor hereby grants to Licensee a worldwide, exclusive license under the Licensed IP, with the right to grant sublicenses through multiple tiers in accordance with Section 2.3, to (i) Manufacture the Licensed Compound, and (ii) Manufacture and package Licensed Product for use in accordance with the rights and license granted to Licensee under this Agreement

(c) Commercialization License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee an exclusive (even as to Licensor and its Affiliates), milestone and royalty bearing license under the Licensed IP, with the right to grant sublicenses through multiple tiers in accordance with Section 2.3, to Commercialize and have Commercialized (and to use and have used for such purposes), itself and through its Affiliates and Third Parties, in each case solely in the Field in the Territory.

(d) Upon the expiration of the Royalty Term with respect to a Licensed Product in a country, Licensee’s licenses to the Licensed Know-How under Sections 2.1(b) and 2.1(c) shall survive on an exclusive basis and shall become perpetual, irrevocable, non-terminable, fully-paid up and royalty-free with respect to such Licensed Product in such country.

(e) Certain Clarifications.

(i) For clarity, it is understood that the foregoing licenses do not include the right to modify the Licensed Compound and Licensee agrees that it shall not, and shall require that Related Parties do not, modify the Licensed Compound, except in each case by [***].

(ii) Notwithstanding the foregoing, it is understood that Licensor retains the right to (A) manufacture the Licensed Compound and/or Licensed Product in the Territory for use and/or sale outside the Territory; and (B) subject to Section 4.4(a) below, perform Development of the Licensed Compound and/or Licensed Product in countries of the Territory for purposes of obtaining Regulatory Approval for use of the Licensed Product outside the Territory.

2.2 Rights of Reference and Access.

(a) Licensee Right of Reference and Access. Subject to the terms of this Agreement, Licensor hereby grants Licensee access to, and a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) in the United States, or an equivalent right of access/reference in any other country or region, with respect to: (i) Licensor’s and Associated Parties’ Regulatory Filings and Regulatory Approvals and all related documentation (including official minutes of meetings and other correspondence related thereto), and (ii) all Regulatory Data relating to such Regulatory Filings and Regulatory Approvals in (i) above (including safety data and CMC data contained or referenced in any Regulatory Filings), in each case ((i) and (ii)), (A) associated with the Licensed Compound or Licensed Product in the Field and (B) for the sole purpose of Developing, Manufacturing, seeking and securing Regulatory Approval for, Commercializing, and otherwise exploiting Licensed Products in the Field in the Territory. For clarity (1) Licensee shall have the right to extend the foregoing Right of Reference and right of access to its Affiliates and Sublicensees, and (2) the foregoing right of access shall also include the right of Licensee (and its Affiliates and Sublicensees) to include the accessed Regulatory Data in its Regulatory Filings for Licensed Product. Upon request by Licensee, Licensor (or its Associated Party, as applicable) shall provide Licensee with a signed statement affirming the foregoing Right of Reference in accordance with 21 C.F.R. § 314.50(g)(3) or the equivalent as required in any country or region, or otherwise provide appropriate notification of such right of Licensee to the applicable Regulatory Authority.

(b) Licensor Right of Reference and Access. Subject to the terms of this Agreement, Licensee hereby grants Licensor access to, and a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) in the United States, or an equivalent right of access/reference in any other country or region, with respect to: (i) Licensee’s and any Related Party’s Regulatory Filings and Regulatory Approvals and all related documentation (including official minutes of meetings and other correspondence related thereto), and (ii) all Regulatory Data relating to such Regulatory Filings and Regulatory Approvals in (i) above (including safety data and CMC data contained or referenced in any Regulatory Filings), in each case ((i) and (ii)), (x) associated with the Licensed Compound or Licensed Product in the Field and (y) for the sole purpose of Developing, Manufacturing, seeking and securing Regulatory Approval for, Commercializing, and otherwise exploiting Licensed Products outside of the Territory. For clarity (1) Licensor shall have the right to extend the foregoing Right of Reference and right of access to Associated Parties, and (2) the foregoing right of access shall also include the right of Licensor (and Associated Parties) to include the accessed Regulatory Data in its Regulatory Filings for Licensed Product. Upon request by Licensor, Licensee (or the applicable Related Party) shall provide Licensor with a signed statement affirming the foregoing Right of Reference in accordance with 21 C.F.R. § 314.50(g)(3) or the equivalent as required in any country or region, or otherwise provide appropriate notification of such right of Licensor to the applicable Regulatory Authority.

2.3 Sublicensing.

(a) Subject to the terms and conditions of this Agreement including Licensor’s Right of Negotiation under Section 4.9, Licensee shall have the right to grant sublicenses under the license granted to it under Section 2.1 hereof, and to grant other rights to the Licensed Compound or Licensed Product, in each case to Affiliates and Third Parties through multiple tiers (each, a “Sublicensee”); provided that [***]. Notwithstanding the foregoing, (i) a customary Third Party wholesaler or distributor who does not market or promote a Licensed Product, and (ii) a Third Party contract sales force that details or promotes (but does not book sales of or distribute) a Licensed Product, and where in each of cases (i) and (ii) the Licensed Product is sold under the brand of Licensee or a Related Party (and not a brand of the wholesaler, distributor or contract sales force), shall not be deemed a “Sublicensee” for purposes of this Agreement and this Section 2.3(a) shall not prevent Licensee or its Sublicensees from granting to such wholesalers, distributors and contract sales force rights to conduct such activities with respect to the Licensed Product. Licensee shall ensure that each such Sublicensee is bound by a written agreement, and in the case of any such sublicense granted to a Qualified Sublicensee, that an executed copy of such agreement (as well as an executed copy of any subsequent material amendments thereto), shall be provided to Licensor promptly following the execution of each such agreement or amendment, [***]. Licensee shall also ensure that each Sublicensee expressly agrees in writing to be bound by all of Licensee’s obligations under this Agreement to the extent applicable to such Sublicensee, including without limitation, the following provisions of this Agreement (as if such Sublicensee were expressly named in each such provision, to the extent Sublicensees are not so named therein): Sections 2.2(b) (Licensor Right of Reference and Access); 2.5 (Subcontractors), 2.7 (Improvements), 2.8 (Third Party Technologies); 2.10 (Exclusivity of Efforts); 4.3(b) (Regulatory Cooperation in the Territory), 4.4(b) (Clinical Trials by Licensee Outside the Territory); 5.2 (Responsibility for Supply), but only if such Sublicensee is or has a right to be a Contracting Party; 5.4 (Licensor’s Right to Take Supply of Product Materials from Qualified CMOs), but only if such Sublicensee is or has a right to be a Contracting Party or manufacture the Licensed Product; 7.7 (Patent Marking) and 11.5(d) (transition obligations on termination). Finally,

Licensee shall ensure that it Controls: (A) all Know-How developed by or on behalf of any Related Parties who have been granted rights to develop or commercialize the Licensed Product in a Major Market of the Territory in the course of such Related Parties’ Development, Manufacture and/or Commercialization of the Licensed Compound or Licensed Product (excluding Research Tools, which shall not be subject to the obligations set forth in this subsection (A)), in each case to the extent such Know-How: (1) is reasonably necessary for Licensor’s Development, Manufacture, Commercialization or other exploitation of the Licensed Compounds or Licensed Products outside the Territory, or (2) was actually used by Licensee or Related Parties in their Development, Manufacture, Commercialization or other exploitation of the Licensed Compounds or Licensed Products in the Territory, and (B) all Patent Rights and other intellectual property rights Controlled by such Related Parties that are directed to the Know-How described in subsection (A) above. Licensee shall not grant sublicenses or appoint sublicensees other than in accordance with this Section 2.3(a) and shall in all cases remain responsible for any actions of its Sublicensees exercising rights under a sublicense of the rights granted by Licensor to Licensee under this Agreement to the same extent as if such actions had been taken by Licensee itself.

(b) If this Agreement is terminated for any reason other than by Licensee pursuant to Section 11.4 (Termination for Convenience), Licensee’s then-existing direct Sublicensees shall [***], upon written request of such Sublicensee to be submitted to Licensor no later than [***] following the termination of this Agreement, to [***] and [***] under the applicable sublicense agreement [***]; provided, however, that: (i) [***] and (ii) [***]. Upon request by Licensor or the [***], Licensor and the Sublicensee will [***] a separate agreement (i.e., as a direct license from Licensor), consistent with the foregoing. As used herein, [***] means [***]. Notwithstanding the foregoing, the following Sublicensees shall not be eligible to become [***] (and shall not be entitled to the benefits of this Section 2.3(b)): [***].

2.4 Affiliates. Licensee may exercise or perform, or have exercised or performed on its behalf, some or all of its rights or obligations under this Agreement by one or more of Licensee’s Affiliates. Licensee shall be responsible for each of its Affiliates’ complying with all obligations of Licensee under this Agreement.

2.5 Subcontractors. Licensee may exercise or perform some or all of its rights or obligations under this Agreement by subcontracting the exercise or performance of all or any portion of such rights and obligations on Licensee’s behalf, including to Third Party CMOs and CROs, provided that Licensee shall be responsible for each of its subcontractors complying with all obligations of Licensee under this Agreement. Without limiting the foregoing, Licensee further agrees that (a) subcontracting shall not relieve Licensee of any obligations under this Agreement (except to the extent satisfactorily performed by such subcontractor), and Licensee shall remain responsible for the performance of such activities in accordance with this Agreement and the Development Plan, and (b) any agreement pursuant to which Licensee engages a subcontractor must (i) be consistent with this Agreement and (ii) contain terms obligating such subcontractor to: (A) comply with confidentiality provisions that are at least as restrictive as those set forth in Article 7; and (B) provide Licensee with substantially the same rights with respect to any Patents and other intellectual property arising from the performance of the subcontracted obligation as Licensee would have under this Agreement if such Patents or other intellectual property had arisen from the performance of such obligation by Licensee.

2.6 Technology Transfer. Promptly following the Effective Date, Licensor will convey or otherwise make available to Licensee the Licensed Know-How in Licensor’s Control as of the Effective Date, other than the Licensed Know-How relating to Manufacture of the Licensed Product, transfer of which shall be in accordance with the Manufacturing Technology Transfer Plan as further described in Section 5.3. The Licensed Know-How to be made available to Licensee in the initial transfer is listed on Exhibit F. Following the initial transfer, Licensor will from time to time promptly make available to Licensee any additional Licensed Know-How developed by Licensee after the Effective Date. It is understood all Licensed Know-How shall be made available to Licensee in the language in which it was created (i.e., without translation), unless Licensor has previously had English translations of such Licensed Know-How made, in which case such translations shall also be provided if in Licensor’s possession. Notwithstanding the foregoing, if an English translation of any such Licensed Know-How does not exist, upon Licensee’s written request, Licensor will provide Licensee with a brief summary of such Licensed Know-How in English. Licensee will provide reasonable support for such transfers. Licensor will also provide Licensee with reasonable, mutually agreed upon access (which may include, at Licensee’s request, access by phone or in person at Licensor’s facilities or at Licensee’s facilities) to Licensor personnel involved in the research and development of any Licensed IP in order to enable skilled employees of or consultants to Licensee and/or its designated CRO(s) and/or CMO(s) to practice the licenses granted herein. Licensor shall not be required to incur any out-of-pocket expenses to conduct any of the above transfers; any such reasonable, documented expenses shall be reimbursed by Licensee.

2.7 Improvements.

(a) Disclosure of Improvements. During the Term, Licensee shall promptly make available to Licensor all Improvements promptly following their invention, discovery, generation or use with a Licensed Product or Licensed Compound. It is understood that with respect to Improvements consisting of experimental data, results and similar Know-How, Licensee shall be required to make any such Know-How available only in the original language in which such Know- How was generated if Licensee does not have English translations thereof; provided that if an English translation of any such Know-How does not exist, upon Licensor’s written request, Licensee will provide Licensor with a brief summary of such Know-How in English.

(b) License to Improvements. Licensee hereby grants to Licensor a worldwide, fully paid-up, royalty-free, non-exclusive license, with the right to sublicense through multiple tiers, under any Improvements, solely for purposes of Developing, Manufacturing, and Commercializing the Licensed Compound and Licensed Product, in each case for Japan (subject to the exclusive rights granted to Licensee under this Agreement with respect to the Licensed Product and the Licensed Compound in the Territory).

2.8 Third Party Technology Acquired after Effective Date. If after the Effective Date, a Party (“Acquiring Party”) (or in the case of Licensee, a Related Party, or in the case of Licensor, an Associated Party acting under authority of such Party) desires to use in connection with the Development, Manufacture or Commercialization of the Licensed Compound or a Licensed Product any Patent Rights or Know-How acquired from a Third Party other than a Sublicensee (in the case of Licensor as the Acquiring Party) or a Japan Licensee (in the case of Licensee as the Acquiring Party) and other than Research Tools (such Patent Rights and Know-How, “Third Party Technology,” and such Third Party, a “Third Party Licensor”), the following shall apply:

(a) Before the Third Party Technology is so used, the Acquiring Party shall notify the other Party (the “Receiving Party”) in writing, including a description of such Third Party Technology (such notice, the “Acquiring Party Notice”). Without limiting Section 2.8(d) below, to the extent that the Acquiring Party has the right to grant a sublicense to such Third Party Technology to the Receiving Party for use in connection with the Development, Manufacture or Commercialization of the Licensed Compound or a Licensed Product by the Receiving Party in its territory (“Available Third Party Technology”), the Acquiring Party shall include in such notice a description of all payments and other obligations that would apply to the Receiving Party if the Third Party Technology were to be licensed to the Receiving Party hereunder (such payments and other obligations (including obligations relating to sublicensing, patent matters, confidentiality, reporting, audit rights, indemnification and diligence, as applicable) owing to the Third Party Licensor, the “Pass-Thru Obligations”), accompanied by a copy of the relevant license or other agreement with the applicable Third Party Licensor (such license or other relevant agreement, the “Pass-Thru Agreement”), [***].

(b) To the extent the Receiving Party wishes to receive a license to any Available Third Party Technology disclosed in the Acquiring Party Notice for use in connection with the Development, Manufacture or Commercialization of the Licensed Compound or a Licensed Product in territories in which the Receiving Party has such rights with respect to the Licensed Compound and Licensed Products, it shall so notify the Acquiring Party in writing (such notice, the “Receiving Party Notice”). Upon receipt of the Receiving Party Notice, the Acquiring Party shall grant (and hereby grants) to the Receiving Party a license or sublicense under the applicable Third Party Technology to use and exploit the same in connection with the Development, Manufacture or Commercialization of the Licensed Compound or a Licensed Product in territories in which the Receiving Party has such rights with respect to the Licensed Compound and Licensed Products, subject to the Pass-Thru Obligations (the “Pass-Thru License”). If requested by the Acquiring Party, the Receiving Party and the Acquiring Party shall prepare in good faith and promptly execute a written agreement codifying the terms of the Pass-Thru License or to the extent mutually agreed, work to put in place a separate agreement between the applicable Third Party and the Receiving Party under which the Third Party grants a direct license to the Receiving Party under the Third Party Technology on the same terms and conditions as the Pass-Thru Agreement. The Receiving Party shall [***]. The Receiving Party agrees that it shall enter into a [***] with the Acquiring Party [***]. The Receiving Party shall comply with the Pass-Thru Obligations applicable to such Third Party Technology, in each case to the extent such Pass-Thru Obligations were described in the Pass-Thru Agreement (as redacted). Such compliance by the Receiving Party shall include taking such actions to comply with the Pass-Thru Obligations in such manner and on such timing as may be required to allow the Acquiring Party to comply with its obligations under the license or other agreement with the applicable Third Party Licensor, as such obligations apply to activities of the Receiving Party. To the extent [***]. Any dispute between the Parties regarding the Pass-Thru Obligations or other terms of the Pass-Thru License shall be determined pursuant to Section 12.11 below.

(c) Until the Receiving Party provides a Receiving Party Notice, or to the extent the Receiving Party subsequently notifies the Acquiring Party that it wishes to terminate the applicable Pass-Thru License, [***], as the case may be. In the event the Receiving Party subsequently notifies the Acquiring Party that it wishes to terminate the applicable Pass-Thru License, [***]. To the extent the Receiving Party does not provide a Receiving Party Notice with respect to the Third Party Technology, [***].

(d) Prior to such time as a Licensed Product has received Regulatory Approval in the United States and one of the EU5, if the Acquiring Party does not have the right to grant to the Receiving Party a Pass-Thru License with respect to a particular Third Party Technology (i.e., as “Available Third Party Technology) with respect to the Development, Manufacture and Commercialization of the Licensed Compound and Licensed Product in the Receiving Party’s territory, [***] territory, then unless otherwise agreed in writing by the Parties, [***]. Notwithstanding the foregoing, in the event that a Third Party Technology with respect to which the Acquiring Party is unable to grant a Pass-Thru License is [***] (such license, a “Direct License”), then to the extent that the Receiving Party actually obtains such Direct License on such terms, the Acquiring Party shall be [***].

(e) Other than pursuant to and in accordance with the provisions of this Section 2.8, neither Party shall [***]. For clarity, this Section 2.8 shall not apply to Patent Rights or Know-How used by the Acquiring Party (or in the case of Licensee, a Related Party, or in the case of Licensor, an Associated Party acting under authority of Licensor) in connection with the Development, Manufacture or Commercialization of a Licensed Compound or Licensed Product [***].

2.9 Activities Outside Each Party’s Respective Territory.

(a) To the extent permitted under applicable Law, Licensee agrees that (i) neither it, nor any of its Affiliates, will sell or provide the Licensed Product to any Third Party, if Licensee or its relevant Affiliate knows, or has reason to know, that Licensed Products sold or provided to such Third Party by or on behalf of Licensee may be sold or transferred, directly or indirectly, for use outside the Territory; and (ii) if requested by Licensor, Licensee shall provide reasonable assistance to Licensor in taking reasonable action against any Third Party to whom Licensee has sold or provided Licensed Product, or to whom it has granted any rights with respect to the Licensed Product, directly or indirectly, that Licensor becomes aware is engaging in the direct or indirect sale or transfer of such Product for use outside the Territory and use Commercially Reasonable Efforts to cause such Third Party to cease such activities. For clarity, the foregoing shall not be construed to require Licensee to police counterfeit versions of the Licensed Product that are produced by Third Parties in the Territory without license under the Improvements or Licensed IP and imported into [***].

(b) To the extent permitted under applicable Law, Licensor agrees that (i) neither it, nor any of its Affiliates, will sell or provide the Licensed Product to any Third Party, if Licensor or its relevant Affiliate knows, or has reason to know, that Licensed Products sold or provided to such Third Party by or on behalf of Licensor may be sold or transferred, directly or indirectly, for use in the Territory; and (ii) if requested by Licensee, Licensor shall provide reasonable assistance to Licensee in taking reasonable action against any Third Party to whom Licensor has sold or provided Licensed Product, or to whom it has granted any rights with respect to the Licensed Product, directly or indirectly, that Licensee becomes aware is engaging in the direct or indirect sale or transfer of such Licensed Product for use in the Territory and use Commercially Reasonable Efforts to cause such Third Party to cease such activities. For clarity, the foregoing shall not be construed to require Licensor to police counterfeit versions of the Licensed Product that are produced by Third Parties in [***]without license under the Licensed IP or Improvements and imported into the Territory.

(c) The restrictions set forth in this Section 2.9 shall not be construed to limit the sale and/or distribution of goods between member states of the European Union.

2.10 Exclusivity of Efforts.

(a) Until [***].

(b) Until [***].

2.11 No Other Rights. Except for the rights and licenses expressly granted in this Agreement, each Party retains all rights under its intellectual property, and no additional rights shall be deemed granted to either Party by implication, estoppel or otherwise. For clarity, the licenses and rights granted in this Agreement shall not be construed to convey any licenses or rights under either Party’s Patents with respect to any Other Active Ingredient that is proprietary to the granting Party.

ARTICLE 3

Governance

3.1 Joint Steering Committee. Within [***] days after the Effective Date, the Parties shall establish a Joint Steering Committee (“JSC”) to coordinate the Parties’ activities under the Development Plan. The JSC shall include [***] (or such greater or lesser number at the parties may mutually agree from time to time) representatives of each of Licensor and Licensee, with each Party’s members selected by that Party (each member, a “JSC Member”). Each JSC Member shall have appropriate expertise to carry out the responsibilities of the JSC. As of the Effective Date, the initial Licensor JSC Members shall be [***], and the initial Licensee JSC Members shall be [***]. Licensor and Licensee may each replace its JSC representatives at any time, upon written notice to the other Party. From time- to-time, the JSC may establish subcommittees to oversee particular projects or activities, and such subcommittees shall be constituted as the JSC agrees. The Parties may mutually agree to invite non- voting employees and consultants to attend meetings of the JSC, subject to their agreement to be bound to obligations of confidentiality and assignment of inventions at least as stringent as those set forth in this Agreement.

3.2 Meetings. Unless otherwise agreed by the Parties, the JSC shall hold at least [***] at such times as it elects to do so, in person or by audio or video teleconference, so long as at least [***] is in person. Meetings of the JSC shall be effective only if at least [***] of each Party is present or participating. Each Party shall be responsible for all of its own expenses of participating in JSC meetings. The Parties shall endeavor to schedule meetings of the JSC at least [***] in advance. The JSC Members shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JSC.

3.3 Responsibilities. The responsibilities of the JSC shall consist of:

(a) Monitoring the performance of the Development Plan, reporting progress under the Development Plan, and facilitating the exchange of materials and information between the Parties;

(b) Reviewing the Development Plan on at least an annual basis, including the budget, timelines and objectives;

(c) Commencing at such time as Licensor provides Licensee with a Japan Development Plan in accordance with Section 4.8(b), monitoring Licensor’s performance of such Japan Development Plan and reviewing the timelines and objectives of such Japan Development Plan on at least an annual basis.

(d) Reviewing the proposed publication and presentation plans of the Parties;

(e) Initial, informal mediation of any dispute that arises under this Agreement which a Party chooses to refer to the JSC for resolution; and

(f) Such other responsibilities as both parties may mutually agree to delegate to the JSC.

Except with respect to matters expressly designated as being subject to JSC approval, the JSC’s role shall be limited to making recommendations to the Parties as to proposed decisions, and such decisions shall be subject to mutual agreement of the Parties.

3.4 Decision-Making. Action by the JSC on matters to be determined by the JSC shall require unanimous approval, with Licensor JSC Members collectively having [***] and Licensee JSC Members collectively having [***]. In the event that the JSC does not unanimously approve any action, the JSC shall take no action on the matter at issue. In the event the JSC fails to reach unanimous agreement with respect to a particular matter within its authority, then either Party may, by written notice to the other Party, have such matter referred to a senior executive officer of each party who is senior in rank and authority to such party’s JSC representatives, holds a title of at least [***] and has the authority to resolve the dispute (“Senior Executive(s)”). The Senior Executives shall meet promptly (and in no event more than [***] days after a Party notifies the other Party of the referral of the dispute to the Senior Executives) and negotiate in good faith to resolve the dispute. If, despite such good faith efforts, the Senior Executives are unable to resolve such dispute (each, a “Committee Dispute”), then: (a) to the extent such Committee Dispute relates to operational matters related solely to the Development, Manufacture or Commercialization of the Licensed Products in the Territory, then Licensee will have final decision-making authority with respect to such Committee Dispute (b) to the extent such Committee Dispute relates to operational matters related solely to the Development, Manufacture or Commercialization of the Licensed Products outside of the Territory, then Licensor will have final decision-making authority with respect to such Committee Dispute and (c) all other Committee Disputes shall be escalated to the dispute resolution mechanism procedures set forth in Section 12.11.

3.5 General JSC Authority. The JSC has solely the powers expressly assigned to it in this Article 3. The JSC will not have any power to amend, modify, or waive compliance with this Agreement. The JSC will continue to exist until: (a) the Parties mutually agree to disband the JSC (b) such time as there is no further Development of Licensed Products in support of new or existing Regulatory Approvals ongoing or anticipated (excluding investigator initiated trials and post- approval trials) or (c) the expiration of the Royalty Term with respect to all Major Markets in the Territory, provided that following the First Commercial Sale of a Licensed Product in the U.S. and the EU (through the centralized procedure), the frequency of the JSC meetings shall be reduced to [***] per year.

ARTICLE 4

Development; Commercialization

4.1 General. Licensee shall have sole right and responsibility, at its sole cost and expense, to (a) Develop the Licensed Compound and Licensed Products (including obtaining and maintaining Regulatory Approval for such Licensed Products) for use in the Field in the Territory, and (b) Commercialize the Licensed Products in the Field in the Territory.

4.2 Diligence. Licensee shall use Commercially Reasonable Efforts (for purposes of clarity, itself or through an Affiliate or Sublicensee) to Develop and to obtain Regulatory Approval of at least one (1) Licensed Product in each of the Major Markets other than Japan. Without limitation to the foregoing, Licensee shall file an IND for a Licensed Product within [***] after receipt from Licensor of the information and materials listed in Exhibit F and shall commence a Phase 1 Clinical Trial for a Licensed Product within [***] after IND acceptance, but in any event no later than [***] after receipt from Licensor of the information and materials listed in Exhibit F.

4.3 Regulatory Filings.

(a) Regulatory Responsibilities; Ownership of Regulatory Filings and Regulatory Approvals.

(i) Licensee shall bear all responsibility for seeking and obtaining all Regulatory Approvals for the Licensed Product in the Field in the Territory. As between the Parties, Licensee will undertake such activities at its sole expense.

(ii) Except for any INDs filed by Licensor in the Territory with respect to Clinical Trials to be conducted by Licensor in the Territory for purposes of obtaining Regulatory Approval of the Licensed Product in Japan (which Regulatory Filings, the “Licensor Regulatory Filings”, shall be owned by Licensor), Licensee (or a Sublicensee) shall be responsible, at their expense, for filing, obtaining and maintaining, and shall own, all Regulatory Filings for the Licensed Product in the Territory.

(iii) All Regulatory Approvals relating to the Licensed Product in the Territory shall be owned by, and shall be the sole property and held in the name of, Licensee, provided that Licensee may transfer Regulatory Approvals for the Product in a given country to its Affiliate or its Sublicensee to the extent, in the case of a Sublicensee, that such Sublicensee has been delegated primary responsibility for the commercialization of the Product in such country.

(b) Regulatory Cooperation in the Territory.

(i) Promptly following each formal meeting between Licensee (or any Related Party delegated responsibility for Development) and the FDA or EMA, Licensee shall provide Licensor with a copy of the official minutes of such meeting;

(ii) Licensee shall provide Licensor with a copy [***]

(iii) Within [***] after the earlier of [***]. Such meeting shall take place in person or by audio or video teleconference as mutually agreed by Licensor and Licensee, provided that in the absence of such agreement, the meeting shall be by audio teleconference. [***].

(iv) Licensee (or if applicable, the Related Party) shall prepare and provide to Licensor, on a rolling basis, [***]; and

(v) Promptly following written request by Licensor, Licensee shall provide to Licensor a copy of the final labeling for the Licensed Product (including the Company Core Data Sheet) in the local language in each Major Market in the Territory in which Licensee or Related Party obtains Regulatory Approvals. Licensee need supply such copy only once.

(vi) In addition, Licensee shall provide to Licensor such information as Licensor may reasonably request from time to time, so that Licensor may keep reasonably informed as to other Development and Regulatory activities and progress with respect to the Licensed Product.

(c) Regulatory Cooperation outside the Territory.

(i) Promptly following each formal meeting between Licensor (or any of an Associated Party delegated responsibility for Development) and any Regulatory Authority in Japan, Licensor shall provide Licensee with a copy of the official minutes of such meeting in the language in which they were created (i.e., without translation), unless Licensor has previously had English translations of such minutes made, in which case such translations shall also be provided if in Licensor’s possession. Notwithstanding the foregoing, if an English translation of any such minutes does not exist, upon Licensee’s written request, Licensor will provide Licensee with a brief summary of such minutes in English.

(ii) Within [***] after the earlier of [***]. Such meeting shall take place in person or by audio or video teleconference as mutually agreed by Licensor and Licensee, provided that in the absence of such agreement, the meeting shall be by audio teleconference. [***].

(iii) Licensor (or its Associated Party) shall prepare and provide to Licensee, on a rolling basis, [***]; and

(iv) Promptly following written request by Licensee, Licensor shall provide to Licensee a copy of the final labeling for the Licensed Product (including the Company Core Data Sheet) in the local language in Japan in which Licensor (or its Associated Party) obtains Regulatory Approvals. Licensor need supply such copy only once. If Licensor has previously had English translations of such labeling made, such translations shall also be provided if in Licensor’s possession.

(v) In addition, Licensor shall provide to Licensee such information as Licensee may reasonably request from time to time, so that Licensee may keep reasonably informed as to other Development and Regulatory activities and progress with respect to the Licensed Product.

4.4 Clinical Trials.

(a) Clinical Trials by Licensor in the Territory.

(i) Licensor retains the right to perform Development of the Licensed Compound and/or Licensed Product in countries of the Territory solely for purposes of obtaining Regulatory Approval for use of the Licensed Product outside the Territory, in accordance with this Section 4.4(a). With respect to any Clinical Trials of the Licensed Product that Licensor or an Associated Party wishes to conduct in the Territory, [***] listed on Exhibit G. Licensor (and if applicable, its Associated Party) shall comply with the terms of Section 4.4(a)(ii) in connection with any such Clinical Trial.

(ii) In connection with any Clinical Trial to be conducted by Licensor or its Associated Party in the Territory as contemplated under Section 4.4(a)(i), Licensor shall provide [***]. Licensor shall notify Licensee when the final IND has passed validation testing and is ready for submission to the applicable Regulatory Authority. Licensor shall notify the Licensee at least [***] prior to submission of such final IND to the applicable Regulatory Authority.

(b) Clinical Trials by Licensee outside the Territory.

(i) Licensee has been granted the right and license under Section 2.1(a) to perform Development of the Licensed Compound and/or Licensed Product outside the Territory solely for purposes of obtaining Regulatory Approval for use of the Licensed Product in the Field in the Territory, in accordance with this Section 4.4(b). To the extent any such Development consists of conducting Clinical Trials outside the Territory, Licensee’s right to conduct such Clinical Trials outside the Territory shall be subject to [***].

(ii) In connection with any Clinical Trial to be conducted by or on behalf of Licensee or a Related Party outside the Territory as contemplated under Section 4.4(b)(i), Licensee shall [***]. Licensee shall notify Licensor when the final IND has passed validation testing and is ready for submission to the applicable Regulatory Authority. Licensee shall notify the Licensor at least [***] prior to submission of such final IND to the applicable Regulatory Authority. Upon Licensee’s request, Licensor agrees to provide Licensee with reasonable assistance in its interactions with the Regulatory Authorities in Japan in connection with filing of an IND to conduct Clinical Trials in Japan as contemplated in this Section 4.4(b)(ii), subject to Licensee’s reimbursement of Licensor’s out-of-pocket costs incurred in providing such assistance.

(iii) In the event that Licensor elects to utilize in a Clinical Trial of the Licensed Product that it is conducting outside the Territory one or more clinical sites that Licensee is using in Clinical Trial(s) of the Licensed Product that Licensee (or a Related Party) has been authorized to conduct pursuant to Section 4.4(b)(ii), Licensor shall [***].

4.5 Progress Reports.

(a) Until the First Commercial Sale of a Licensed Product, Licensee shall provide on a [***], a reasonably detailed progress report to Licensor that summarizes the status of the Development efforts with respect to Licensed Products for the Territory, on a Licensed Product-by-Licensed Product basis, during such Calendar Year. Notwithstanding the foregoing, following the First Commercial Sale of a Licensed Product, for so long as Licensee or any Related Party is Developing Licensed Products, Licensee shall provide such progress reports on Development efforts [***].

(b) Commencing in the Calendar Year in which Licensor (or its Associated Party) initiates the first Clinical Trial of a Licensed Product outside the Territory (or pursuant to Section 4.4(a) above, in the Territory) and continuing until the First Commercial Sale of a Licensed Product, Licensor shall provide [***], a reasonably detailed progress report to Licensee that summarizes the status of the Development efforts with respect to Licensed Products for use outside the Territory, on a Licensed Product-by-Licensed Product basis, during such Calendar Year. Notwithstanding the foregoing, following the First Commercial Sale of a Licensed Product outside the Territory, for so long as Licensor or any Associated Party is Developing Licensed Products, Licensor shall provide such progress reports on Development efforts [***].

4.6 Pharmacovigilance.

(a) Each Party shall be responsible for all pharmacovigilance activities associated with the Licensed Product in its respective territory, including filing all reports required to be filed in order to maintain any IND for the Licensed Product filed by or under the authority of such Party, and/or any Regulatory Approvals granted for the Licensed Product, in its territory (including reporting of adverse drug experiences, product quality complaints and safety data relating to the Licensed Product in its territory). Each Party shall promptly notify the other Party with respect to any material safety changes or material safety issues that may arise in connection with any IND for the Licensed Product filed by or under the authority of the first Party, and/or any Regulatory Approvals for the Licensed Product, in any country within its territory. Each Party shall ensure that its Affiliates and licensees (and, in the case of Licensee, all Related Parties) comply with such reporting obligations. Licensee shall be responsible for core safety management of the Licensed Product on a global basis; and Licensor shall cooperate with and assist Licensee, as provided in any pharmacovigilance agreement executed by the Parties pursuant to Section 4.5(b) below, to enable Licensee to meet its regulatory reporting requirements with respect to the core safety management for the Licensed Product on a global basis.

(b) Following the Effective Date, with the precise timing to be mutually agreed upon by the Parties, but in any event prior to [***], the Parties shall enter into a pharmacovigilance agreement on terms no less stringent than those required by applicable ICH Guidelines, including: [***].

(c) Without limiting Sections 4.5(a) and (b) above, within a reasonable period of time following the Effective Date (with the precise timing to be mutually agreed upon by the Parties, but in any event prior to [***]), each Party shall establish and thereafter maintain a safety database with respect to the Licensed Product in such Party’s Territory, and shall exchange any safety data timely as established in the pharmacovigilance agreement between the Parties. The pharmacovigilance agreement shall include provisions to facilitate and ensure that each Party has sufficient information to maintain such a database.

4.7 Compliance. Licensee shall, and shall ensure that all Related Parties, and its and their subcontractors, conduct all Development, Manufacture and Commercialization of Licensed Products in compliance with all applicable Law.

4.8 Development Plan.

(a) All Development activities to be conducted by Licensee or any Related Party in connection with any Licensed Compound or Licensed Product will be performed in accordance with the terms and conditions set forth in this Section 4.8 and the target product profile (“TPP”) and Development Plan. It is understood that [***]. An initial development plan setting out [***] is set forth in Exhibit D (“Initial Development Plan”). Licensee shall be entitled, from time to time, to [***]; provided that Licensee shall promptly notify Licensor of [***] and will [***] within [***] after [***]. Licensee shall have no obligation to [***].

(b) At least [***] prior to [***] outside the Territory (or pursuant to Section 4.4(a) above, in the Territory) Licensor will prepare and provide to Licensee an [***] (“Japan Development Plan”). Licensor shall [***] and agrees that [***] and will [***] within [***] after [***]. Licensor shall have no obligation to [***].

(c) The obligations in this Section 4.8 shall automatically expire on a Licensed Product-by-Licensed Product basis upon [***] in the case of Licensee, and [***] in the case of Licensor.

4.9 Right of Negotiation.

(a) If Licensee decides to commence negotiations of, or if Licensee receives a bona fide term sheet from a Third Party with respect to, any transaction or series of transactions involving any license, sale, assignment, transfer or material disposition by Licensee to a non- Affiliate of Licensee of rights with respect to the Licensed Product, whether directly or indirectly by Change of Control of Licensee (“Transaction”), Licensee shall promptly provide Licensor with written notice (the “Transaction Notice”).

(b) If, within [***] of providing the Transaction Notice to Licensor, Licensor provides a written indication of interest (the “IOI”) to Licensee regarding Licensor’s interest in negotiating the terms of [***] (the “Right of Negotiation” or “RON”) [***].

(c) The RON, and the terms of Sections 4.9(a) and 4.9(b), shall expire and be of no further force or effect from and after the closing of a Transaction with one or more non-Affiliate Third Parties involving any license, sale, assignment, transfer or material disposition by Cullinan Pearl, Inc., as Licensee, of all or substantially all of Licensee’s rights with respect to the Licensed Product. No Transaction Revenue Sharing shall be applicable to any further license, sale, assignment, transfer or other disposition of rights by the Non-Affiliate Sublicensee or counter-party in such Transaction or any successor thereto or assignee thereof with respect to the Licensed Product after the closing of such Transaction. The RON shall expire and be of no further force or effect from and after the consummation of an IPO of Licensee.

(d) Notwithstanding anything to the contrary in this Section 4.9, if Licensee wishes to [***].

(e) Notwithstanding Section 4.9(d) or 6.5, in the event an Affiliate of Licensor (i) is granted equity ownership representing [***] of [***] (the “[***] Share Threshold”), calculated on a fully diluted basis, as of the effective date of Licensee’s Transaction with [***], with anti-dilution protection sufficient to maintain Licensor at the [***]Share Threshold [***] in financing by [***](the “[***]Threshold Financing”), (ii) is granted rights to purchase the same class and series of shares sold to investors through the completion of the [***]Threshold Financing, representing up to an additional [***] of [***]capitalization, calculated on a fully diluted basis, immediately following the completion of the [***]Threshold Financing, on the same terms and conditions as the other investors in [***], and (iii) is granted the right to obtain a seat on the board of directors or equivalent managing body of [***]and to appoint a board observer, all on the terms substantially identical to the rights that Licensor enjoys with respect to Licensee as described in the Equity Documents, then Transaction Revenue to be shared with Licensor shall exclude payments in connection with such sublicense by Licensee of exclusive commercialization rights in [***], and the definitive agreements relating to [***]shall not include terms relating to a right of negotiation or transaction revenue sharing equivalent to the RON or Transaction Revenue Sharing terms, respectively, found in this Agreement, nor any similar concepts, with respect to any further license, sale, assignment, transfer or other disposition of rights by [***]. Licensor’s equity ownership in [***]shall be subject to other terms comparable (to the extent practicable under the laws governing [***]) to those applicable to Licensor’s equity ownership in Licensee.

4.10 Commercialization.

(a) Sales and Distribution. Licensee shall be solely responsible for invoicing and booking sales, establishing all terms of sale (including pricing and discounts), warehousing and distributing the Licensed Products in the Field in the Territory and performing all related services, in each case, in a manner consistent with the terms and conditions of this Agreement. Licensee shall be solely responsible for handling all returns, recalls and withdrawals, order processing, invoicing and collection, distribution and inventory and receivables with respect to the Licensed Product in the Territory.

(b) Product Trademarks. Licensee shall have the right to determine and own the Product Trademarks to be used with respect to the Commercialization of the Licensed Products in the Field in the Territory.

(c) Markings. All packaging materials, labels and promotional materials for Licensed Products in the Field in the Territory shall, to the extent legally permitted, include a statement acknowledging that each Licensed Product is sold under license from Licensee, in each case, in reasonable size and prominence.

ARTICLE 5

Manufacture and Supply of Product

5.1 Transferred Quantities.

(a) Initial Quantities. Licensor will transfer to Licensee the Initial Quantities in accordance with the terms and timelines set forth in the Initial Development Plan.

(b) Additional Quantities. Transfer of Additional Quantities to Licensee will occur in accordance with Schedule 1.75(b).

(c) Cost. Licensee will pay Licensor for the Transferred Quantities a price equal to Licensor’s [***]; provided, that in the event Licensor elects to outsource the manufacture of the Additional Quantities to a CMO, [***].

5.2 Responsibility for Supply.

(a) Except for the Transferred Quantities to be supplied to Licensee by Licensor pursuant to Section 5.1 above, Licensee shall be responsible for manufacturing (or having manufactured) its requirements (and the requirements of all Related Parties) for Licensed Product in final finished form (including any intermediates or components thereof (including the Licensed Compound, drug product, fill/finish and any related packaging), collectively “Product Materials”), including all Licensed Product needed to carry out the Clinical Trials (and any non-clinical studies) necessary to obtain Regulatory Approval for the Licensed Product in the Territory, and following receipt of Regulatory Approval, for commercial sale in the Territory.

(b) Notwithstanding Section 5.2(a) above, until such time as first Regulatory Approval has been obtained for the Licensed Product in both the US and the EU (via the EMA centralized procedure), all manufacturing of Product Materials for use in connection with Pivotal Clinical Trials (and for any related non-clinical activities, including ongoing toxicology and stability studies) for the United States or EU (whether such Pivotal Clinical Trials are conducted by Licensee or a Related Party) shall be performed by one or more Qualified CMOs. Licensee and any such Related Party shall obtain such supply pursuant to a written agreement entered into by Licensee or such Related Party (“Contracting Party”) with such Qualified CMO (“Qualified CMO Supply Agreement”), which agreement shall include reasonable technology transfer provisions to permit the Contracting Party to produce such Product Materials itself or through a designee of its choosing.

(c) Notwithstanding the foregoing, to the extent Licensee or a Related Party desires to produce Product Materials itself (i.e., in-house) and use such Product Materials in such Pivotal Clinical Trials, from and after such time as Licensor has entered into a mutually agreed supply agreement with Licensee or such Related Party for the supply of such Product Materials to Licensor, the same may be produced in-house by Licensee or such Related Party, as the case may be, and used in such Pivotal Clinical Trials. For clarity, Licensee or a Related Party may take any and all actions necessary or desirable to establish such manufacturing of Product Materials itself (i.e., in- house) for use in in connection with Pivotal Clinical Trials or Commercialization, provided that Licensee or such Related Party shall not actually use such Product Materials in such Pivotal Clinical Trials unless and until Licensee or such Related Party has entered into a mutually agreed supply agreement with Licensor for the supply of such Product Materials to Licensor.

5.3 Manufacturing Technology Transfer Plan; Development of Manufacturing Process.

(a) Licensor (directly or through the use of one or more contractors) shall, at Licensee’s expense, transfer, disclose or otherwise make available to the Qualified CMO selected by Licensee the Licensed Know-How relating to [***], all as further described in, and in accordance with, the 2011 Annex 7 WHO guidelines for transfer of technology in pharmaceutical manufacturing and the technology transfer plan to be mutually agreed upon by the Parties (“Manufacturing Technology Transfer Plan”). For clarity, Licensor’s transfer obligations shall be [***]. To the extent not specified in the Manufacturing Technology Transfer Plan, the Parties shall cooperate and reasonably agree upon formats and procedures to facilitate the orderly and efficient of such Licensed Know-How.

(b) It is understood and acknowledged that Licensor currently [***]. Without limiting Section 5.3(a) above, upon Licensee’s request, Licensor shall assist Licensee in[***].

5.4	Licensor’s Right to Take Supply of Product Materials from Qualified CMO(s).

(a) The Contracting Party shall provide to Licensor a complete and correct copy of each Qualified CMO Supply Agreement within [***] after the execution thereof. For clarity, a Qualified CMO Supply Agreement shall refer to [***].

(i) Upon request, the Contracting Party shall cooperate fully and reasonably with Licensor to enable and facilitate the negotiation and execution by Licensor of a reasonable and customary supply agreement directly between Licensor and each Qualified CMO for the timely supply to Licensor of the same Product Materials from such Qualified CMO on terms no less favorable than those in the applicable Qualified CMO Supply Agreement (including reasonable technology transfer provisions, to permit Licensor or its designated supplier to produce such Product Materials). Licensee shall ensure that the Contracting Party authorizes the Qualified CMO to utilize on Licensor’s behalf (and as needed, to make available to Licensor) all information of Licensee and its Related Parties in the Qualified CMO’s possession necessary for the production of Product Materials identical to those being produced under the applicable Qualified CMO Supply Agreements. In no event shall the Licensee nor a Related Party seek to restrict, impede or discourage any Qualified CMO from manufacturing Licensed Product for Licensor.

(b) For clarity, and without limiting any of the foregoing, it is understood that Licensor may manufacture, or obtain from another source supply of, some or all of its requirements of a Licensed Product (including, for clarity any modified formulation or dosage form of or packaging for a Licensed Product), or any Product Materials at any time and from time to time. If Licensor wishes to manufacture itself, or have manufactured, a Licensed Product and/or Product

Materials, in no event shall Licensee nor any Related Party attempt to limit the transfer to Licensor or its designee of the production process for the manufacture of such Licensed Product or Product Material, as applicable, including without limitation the manufacturing methods, test methods, specifications, materials, and other procedures, directions and controls associated with the manufacture and testing of such Licensed Product or Product Material, as the case may be, used by the Qualified CMO, to the extent the Licensee, such Related Party and/or such Qualified CMO Controls such parts of such production process.

(c) The intent of this Section 5.4 is that Licensor be able to obtain supply of Product Materials produced by the Qualified CMO(s) in sufficient quantities, on such timelines and otherwise as is reasonably necessary and customary for Licensor to Develop and Commercialize the Licensed Product outside the Territory without delay, and Licensee shall cooperate fully and reasonably and take such further actions as Licensor may reasonably request to achieve such objective, provided that this Section 5.4(c) shall not be construed to materially expand or alter Licensee’s obligations under Sections 5.4(a) or (b) above.

ARTICLE 6

Royalties and Payment Terms

6.1 Initial Payment. Licensee shall pay to Licensor an initial, non-refundable, non- creditable, license fee of Two Million, Five Hundred Thousand U.S. Dollars ($2,500,000.00) within thirty (30) days following the Effective Date, which may be provided by Licensor no earlier than the Effective Date.

6.2 Equity. In accordance with the terms of the Stock Subscription Agreement and other related documents (the “Equity Documents”), Licensee will issue to Licensor, on the Effective Date and as partial consideration for the licenses granted hereunder 1,860,000 shares of common stock of Licensee, representing ten percent (10%) of Licensee’s outstanding capital stock on a Fully-Diluted Basis as of the date of such issuance after giving effect to such issuance (the “Shares”). The Equity Documents set forth all other terms applicable to the Shares, including rights relating to anti-dilution protection and restrictions on transfer.

6.3 Milestone Payments.

(a) Development and Regulatory Approval Milestone Payments. Licensee shall pay Licensor the applicable, non-refundable, non-creditable, milestone payment set forth below within [***] after the first achievement of each milestone event set forth below by or on behalf of Licensee or a Related Party.

Table 6.3(a)
	Development and Regulatory Approval Milestone Event	Milestone Payment
(A)	[***]	[***]

(B)	[***]	[***]

(C)	[***]	[***]

(D)	[***]	[***]

(E)	[***]	[***]

(i) With respect to milestone events (C) and (E) in Table 6.3(a) above, [***]. Without limiting the foregoing, it is understood that [***].

.

(ii) With respect to milestone events (D) and (E) in Table 6.3(a) above, such milestone event shall be achieved [***].

(iii) Each of the milestone payments set forth in above in Table 6.3(a) above is payable only once under this Agreement regardless of how many times the corresponding milestone event is achieved by or on behalf of Licensee or a Related Party with respect to one or more Licensed Products. For the avoidance of doubt, in no event shall Licensee be required to pay Licensor more than an aggregate of [***] in milestone payments under this Section 6.3(a).

(b) Sales Milestone Payments. Licensee shall pay Licensor the applicable, non- refundable, non-creditable, milestone payment set forth below within [***] after the first achievement of each milestone event set forth below by or on behalf of Licensee or a Related Party.

Table 6.3(b)
	Sales Milestone Event	Milestone Payment

(1)	Aggregate Single Calendar Year Net Sales in the Territory of a Licensed Product [***]	[***]

(2)	Aggregate Single Calendar Year Net Sales in the Territory of a Licensed Product [***]	[***]

(3)	Aggregate Single Calendar Year Net Sales in the Territory of a Licensed Product [***]	[***]

(i) Each of the milestone payments set forth in Table 6.3(b) above is payable only once and only upon the first achievement of the applicable Sales Milestone Event in the Territory, and no amounts would be due for subsequent or repeated achievements. For clarity, more than one Sales Milestone Event may occur in a single Calendar Year. For further clarity, in no event shall Licensee be required to pay Licensor more than an aggregate of [***] in milestone payments under Section 6.3(b).

(c) Milestone Event Notice. Within [***] after Licensee becomes aware that a Development and Regulatory Approval Milestone Event or Sales Milestone Event was achieved, Licensee shall notify Licensor thereof in writing, including identifying the event and the date of its achievement. Without limiting the foregoing, Licensee further agrees to inform Licensor by [***] if it believes that it is likely that any Sales Milestone Events that have not already been reported to Licensor are likely to be achieved in the current Calendar Year.

6.4 Royalties.

(a) Royalties on Net Sales of Licensed Products. Licensee shall pay running royalties, on a country-by-country and Licensed Product-by-Licensed Product basis, to Licensor on the annual, aggregate Net Sales of each Licensed Product in the Territory during the applicable Royalty Term (such Royalty Term determined on a Licensed Product-by-Licensed Product and country-by-country basis) at the applicable royalty rates set forth below:

Annual Aggregated Net Sales of a Licensed Product	Royalty Rate
On the portion of annual Net Sales less than [***]	[***]

On the portion of annual Net Sales equal to or greater than [***]	[***]

On the portion of annual Net Sales equal to or greater than [***]	[***]

On the portion of annual Net Sales greater than [***]	[***]

(b) No Multiple Royalties. The obligation to pay royalties is imposed only once with respect to Net Sales of the same unit of a Licensed Product. If the Manufacture, use, sale or import of any Licensed Product is Covered by more than one Valid Claim of the Licensed Patent Rights, multiple royalties shall not be due. Solely for purposes of this Section 6.4, [***].

(c) No Valid Claim. The royalties owing under this Agreement are attributable independently but concurrently to the Licensed Patent Rights as well as the grant of other rights and undertakings of Licensor in this Agreement (including the grant of rights to Licensed Know-How). However, if at any time during the Royalty Term a Third Party with respect to whom a Party or its designee has filed an Infringement Action asserts as a defense to such claim that the failure of the Parties to provide for a reduction in the royalty rate for Licensed Products that are not covered by a Licensed Patent constitutes patent misuse (or a violation of a comparable legal doctrine) which would render the Licensed Patent Rights unenforceable or invalid, then the royalty rate shall thereafter be reduced to the extent necessary to maintain the enforceability and/or validity of the Licensed Patent Rights.

(d) Third Party Royalty Offset. Subject to Section 6.6(e), if Licensee becomes obligated to pay a royalty to a Third Party with respect to any Blocking Patent (as defined below), [***], Licensee, subject to the proviso to this sentence, may offset [***] of any royalty payments payable by Licensee to such Third Party(ies) under such license(s) with respect to sales of such Licensed Product(s) in such country against the royalty payments that are due to Licensor with respect to Net Sales of such Licensed Products in such country. As used herein, “Blocking Patent” shall mean a Patent owned or controlled by a Third Party that is not a Related Party, which Patent covers the composition of matter of the Licensed Compound in the applicable country. For clarity, Licensee shall be responsible for making all payments to Third Parties in respect of intellectual property rights hereunder, except that Licensor shall be responsible for all payments to Third Parties in connection with any agreement between Licensor and any Third Party in effect as of the Effective Date.

(e) Generic Competition. Subject to Section 6.6(e), at any time during the Royalty Term, Generic Competition exists in a given country in the Territory when a Licensed Product is sold in such country by Licensee or a Related Party, then Licensee shall be entitled to reduce the royalties due to Licensor for such Licensed Product on a form by form and strength by strength basis in such country by [***] for so long as such Generic Competition exists.

(f) Maximum Deductions. Notwithstanding anything in this Agreement to the contrary, under no circumstances shall the reductions set forth in Section 6.4(c), 6.4(d) or 6.4(e) cause the royalties payable to Licensor with respect to a given Licensed Product in any country in any Calendar Quarter to be reduced to less than [***] of the amount that would otherwise be due (i.e., without giving effect to the reductions specified in these sections) with respect to such Licensed Product in such country in such Calendar Quarter and provided further that in no event shall the royalty rate with respect to any Product in any country ever be reduced to less than [***]; provided that any amounts that are not offset during a Calendar Quarter shall be creditable against payments arising in subsequent Calendar Quarters.

(g) Discounting. In the event that Licensee or a Related Party (each, a “Selling Party”) sell Licensed Product to a Third Party who also purchases other products or services from Licensee or such Related Party, and for the purpose of promoting the sale of such other products or services, such Selling Party discounts the purchase price of the Licensed Product to a greater degree than such Selling Party generally discounts the price of their other products or services to such customer then, in such case, for purposes of calculating the royalty owing to Licensor, the purchase price of the Licensed Product by Third Party shall be deemed to [***].

6.5 Transaction Revenue. In the event (i) Licensor does not exercise its Right of Negotiation under Section 4.9 with respect to a Licensed Product, or (ii) Licensor does exercise its Right of Negotiation, but the Parties do not consummate a Transaction with respect to a Licensed Product, and, in either case (i) or (ii):

(a) Licensee subsequently enters into a Transaction with one or more Third Parties for less than all or substantially all of Licensee’s rights in such Licensed Product, Licensee shall pay to Licensor a portion of the Transaction Revenue for such Transaction at the percentage rate and under the terms set forth below based on the stage of development of such Licensed Product as of the date such Transaction first becomes effective (the resulting amount to be “Transaction Revenue Sharing”):

Table 6.5(a)
Effective Date of Transaction	Percentage
[***]	[***]

[***]	[***]

(b) Licensee subsequently enters into a Transaction with one or more Third Parties for all or substantially all of Licensee’s rights in such Licensed Product, Licensee shall pay to Licensor the following Transaction Revenue Sharing based on the stage of development of such Licensed Product as of the date such Transaction first becomes effective, provided that no Transaction Revenue Sharing shall be due or payable under this Section 6.5(b) following consummation of an IPO of Licensee:

Table 6.5(b)
Effective Date of Transaction	Percentage
[***]	[***]

[***]	[***]

(c) For purposes of this Section 6.5, including Tables 6.5(a) and 6.5(b),

(i) [***]

(ii) A Transaction will be deemed to consist of “substantially all” of a Licensee’s rights in the Licensed Product if such Transaction (A) represents a Change of Control of Licensee under Section 1.9(b) or (c), or (B) consists of an out-license pursuant to which Qualified Sublicensee receives [***].

(d) For any Transaction Revenue Sharing due under this Section 6.5, Licensee shall make such Transaction Revenue Sharing within [***] following the receipt of the applicable Transaction Revenue. All payments shall be accompanied by a report that includes a calculation of all payments payable to Licensor under this Section 6.5.

6.6 Reports, Payments and Accounting.

(a)

Reports and Payments. Licensee shall deliver to Licensor, within [***]in which the First Commercial Sale of a Licensed Product occurs, a written report (each, a “Royalty Report”) setting out all details necessary to calculate the payments due under Section 6.4, including:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

When Licensee delivers the Royalty Report to Licensor, Licensee shall also deliver all amounts due under Section 6.4 to Licensor for the Calendar Quarter.

(b) Audits by Licensor. Licensee shall keep, and shall require the Related Parties to keep, complete, true and accurate books of accounts and records of the [***] Calendar Years of sales of Licensed Products for the purpose of determining the amounts payable to Licensor pursuant to this Agreement. At the reasonable request of Licensor, Licensee shall, and shall cause its Affiliates and shall use reasonable efforts to require its Non-Affiliate Sublicensees to permit an independent, certified public accountant (chosen by Licensor and reasonably acceptable to Licensee) to review, at Licensor’s expense, such records in the location(s) where such records are maintained by Licensee or its applicable Affiliate(s) or Non-Affiliate Sublicensee during regular business hours for the sole purpose of verifying Licensee’s compliance with its payment obligations hereunder. Such audit right may be exercised by Licensor [***]each Calendar Year (except in the case of fraud), [***]with respect to any Calendar Quarter (except in the case of fraud). If Licensee is unable to obtain from any Non-Affiliate Sublicensee a right for Licensor (through an independent certified public accountant designated by Licensor) to audit the equivalent books and records of such Non-Affiliate Sublicensee, Licensee shall obtain the right to inspect and audit such Non-Affiliate Sublicensee’s books and records for itself and shall exercise such audit rights on behalf of Licensor upon Licensor’s written request and disclose the results of any such audit to Licensor in accordance with the terms of this Agreement. The results of such review shall be made available to Licensee at the same time as such results are made available to Licensor. If the review reflects an underpayment to Licensor, such underpayment shall be promptly remitted to Licensor, together with interest calculated in the manner provided in Section 6.6(c). If the underpayment is equal to or greater than [***] of the amount that was otherwise due, Licensor shall be entitled to have Licensee pay all of the reasonable costs of such review, and such review shall not count as the [***] review Licensor is entitled to conduct hereunder. Each report provided by Licensee shall be deemed final and not subject to challenge, except in the event of fraud or other willful misconduct, [***] after the date furnished to Licensor.

(c) Late Payments. Licensee shall pay interest to Licensor on the aggregate amount of any payment that is not paid on or before the date such payment is due under this Agreement at a rate per annum equal to the prime rate in the United States of Citibank, NA (or its successor bank) as in effect on the date such payment is due plus [***], calculated daily (on the basis of a 365-day year) for the period during which such payment remains overdue.

(d) Mode of Payment; Currency Conversion. All payments under this Agreement, shall be made by deposit of U.S. Dollars in the requisite amount to such bank account as Licensor may from time to time designate by notice to Licensee. For the purpose of calculation of Net Sales expressed in currencies other than U.S. Dollars, Licensee shall convert any amount expressed in a foreign currency into U.S. Dollar equivalents using a rate of exchange as published in The Wall Street Journal (U.S. Eastern Edition) on last day of the Calendar Quarter in which such Net Sales were made or using another commercially reasonable method and commercially reasonable rates with Licensor’s consent, such consent not to be unreasonably withheld, conditioned or delayed.

(e) Taxes. If Licensee is required to withhold taxes imposed upon royalty payments or other payments due hereunder, then Licensee may deduct from such payments any such withholding taxes and shall pay such withheld amounts to the proper tax authorities for credit to the tax account of Licensor. Licensee shall provide to Licensor official receipts of payment of any such withholding taxes promptly after payment. Licensee shall provide Licensor with reasonable assistance in efforts by Licensor to reduce any withholding taxes as far as possible under the provisions of any relevant tax treaty or other statutory or regulatory provision. The Parties shall discuss applicable mechanisms for minimizing such taxes to extent possible in compliance with Law. In addition, the Parties shall cooperate in accordance with Law to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) in connection with this Agreement.

ARTICLE 7

Intellectual Property Protection and Related Matters

7.1 Ownership. As between the Parties, each Party shall solely own all Intellectual Property, including Patent Rights related thereto, made, conceived, reduced to practice, or otherwise discovered, whether prior to, on or after the Effective Date, solely by employees, agents and consultants of such Party or its Affiliates. Each Party shall own an equal, undivided interest in all Intellectual Property, including Patent Rights related thereto, made, conceived, reduced to practice, or otherwise discovered in the course of conducting such Party’s obligations or exercising its rights under this Agreement, jointly by or on behalf of each Party (or their respective Affiliates, independent contractors or sublicensees (including Sublicensees) or its or their respective directors, officers, employees or agents) (collectively, “Joint Inventions” and the Patent Rights based on or Covering such Joint Inventions, the “Joint Patent Rights”). Each Party shall have full rights to license, assign and exploit such Party’s interest in such Joint Inventions and Joint Patent Rights anywhere in the world, without any requirement of gaining the consent of, or accounting to, the other Party, subject to the licenses granted herein and subject to any other intellectual property held by such other Party. Each Party shall promptly disclose to the other all Joint Inventions, in each case, including all invention disclosures or other similar documents submitted to such Party by its, or its Affiliates’, independent contractors’ or sublicensees’ (including Sublicensees’) directors, officers, employees or agents describing such Joint Inventions. For purposes of determining ownership under this Section 7.1, inventorship shall be determined in accordance with the Laws of the United States.

7.2 Prosecution and Maintenance of Licensed Patent Rights.

(a) As of the Effective Date, subject to subparagraph (c) below, Licensee shall assume responsibility for the Prosecution and Maintenance of all Licensed Patent Rights in the Territory and shall have the first right, at is sole expense and discretion, to Prosecute and Maintain all Licensed Patent Rights in the Territory using patent counsel of its choice. Licensor shall use its best efforts to transition the Prosecution and Maintenance of all Licensed Patent Rights to Licensee promptly following the Effective Date and to reasonably assist Licensee in such transition and assumption. In the event Licensee fails or chooses not to Prosecute or Maintain any Licensed Patent Rights in a country in the Territory, Licensor shall have the right, but not the obligation, at its sole expense and discretion, to Prosecute and Maintain such Licensed Patent Rights in such country.

(b) Licensor shall have responsibility for the Prosecution and Maintenance of all Licensed Patent Rights outside the Territory and shall have the first right, at is sole expense and discretion, to Prosecute and Maintain all Licensed Patent Rights outside the Territory using patent counsel of its choice. In the event Licensor fails or chooses not to Prosecute or Maintain any Licensed Patent Rights in a country outside the Territory, Licensee shall have the right, but not the obligation, at its sole expense and discretion, to Prosecute and Maintain such Licensed Patent Rights in such country.

(c) With respect to the Prosecution and Maintenance of Licensed Patent Rights, the Prosecuting Party shall: (i) instruct its patent counsel to furnish the other Party with copies of all correspondence relating to the Licensed Patent Rights received from the United States Patent and Trademark Office and any other patent office promptly after receipt; (iii) instruct such patent counsel to furnish the other Party with copies of all correspondence relating to the Licensed Patent Rights sent to the United States Patent and Trademark Office and any other patent office promptly after it is sent; (iv) instruct such patent counsel to furnish the other Party with copies of all proposed filings or other correspondence to the United States Patent and Trademark Office and any other patent office sufficiently in advance of such filing to permit the other Party a reasonable opportunity to review and comment on such response; and (v) supply the other Party with a copy of each patent application within the Licensed Patent Rights as filed, together with notice of its filing date and serial number. The Prosecuting Party shall consider in good faith the comments and requests of the other Party with respect to the Prosecution and Maintenance of the applicable Licensed Patent Rights but will retain the final decision making authority with respect to the Licensed Patent Rights it is prosecuting. Notwithstanding the foregoing, to the extent any claims of any Licensed Patent Rights in the Territory are directed to subject matter other than Licensed Compound or Licensed Product or its or their manufacture or use, Licensee shall take direction from Licensor with respect to the prosecution of such claims and shall implement Licensor’s requests with respect to such prosecution, it being understood that Licensor shall have the final decision making authority with respect to the Prosecution and Maintenance of such claims to the extent not directed to Licensed Compound or Licensed Product or its or their manufacture or use.

(d) During the Term, Licensee shall notify Licensor at least [***] in advance of the next deadline if (A) Licensee decides that it does not wish to continue paying for the Prosecution and Maintenance of a particular patent or patent application within the Licensed Patent Rights anywhere in the world for which no substitute has been filed, or (B) Licensee decides that it intends to expressly abandon claim scope in a particular patent or patent application within the Licensed Patent Rights. In such cases (A) or (B), Licensor shall have the right to assume sole responsibility for Prosecution and Maintenance of the respective patent or patent application within the Licensed Patent Rights. If the Licensor assumes such responsibility, with respect to clause (B), such sole responsibility will be assumed for the claim scope by filing a continuing application restricted to such abandoned claim scope. If Licensor assumes such responsibility, then Licensor shall be deemed the new Prosecuting Party and: (1) Licensor may designate any counsel of its choice to handle the Prosecution and Maintenance of such patent or patent application or of the continuing application; (2) Licensor, shall initially bear the cost of such Prosecution and Maintenance but shall be entitled to recover its out-of-pocket costs for such Prosecution and Maintenance from Licensee on a quarterly basis, provided that if Licensee does not wish to reimburse such costs it shall so inform Licensor and Licensee’s licenses under such patent or patent application shall terminate; and (3) Licensee shall cooperate reasonably, at its sole cost and expense, with Licensor in such Prosecution and Maintenance.

(e) Both Parties shall reasonably cooperate with each other and patent counsel in Prosecution and Maintenance of the Licensed Patent Rights in all countries, including, as applicable,

(i) providing patent counsel with data and other information as appropriate with respect thereto,

(ii) providing any necessary powers of attorney (including limited powers of attorney) and

(iii) executing any other required documents or instruments for such Prosecution and Maintenance.

(f) The Party controlling the Prosecution and Maintenance of the applicable Licensed Patent Rights in accordance with Section 7.2(a), 7.2(b) or 7.2(c), as applicable, is referred to as the “Prosecuting Party”. Except as otherwise set forth in Section 7.2(b), the Prosecuting Party shall be responsible for all fees and costs charged by patent counsel with respect to the Prosecution and Maintenance of the applicable Licensed Patent Rights and all other out-of-pocket costs and expenses incurred by the Prosecuting Party in connection with such Prosecution and Maintenance of the applicable Licensed Patent Rights during the Term. For clarity, such expenses shall not include any expenses of the other Party incurred by such other Party in connection with (i) its rights to review and comment on patent prosecution, (ii) its rights to undertake enforcement actions, or (iii) any actions undertaken by such other Party other than at the Prosecuting Party’s request. The Prosecuting Party also agrees not to knowingly take any action to materially diminish the value of the Licensed Patent Rights.

7.3 Third Party Infringement.

(a) Notice. Each Party shall notify the other Party promptly of any knowledge it acquires of any actual or potential (i) infringements of the Licensed Patent Rights or (ii) unauthorized use or misappropriation of any of the Licensed Know-How, in each case of (i) and (ii), with respect to the manufacture or sale or use by a Third Party in any country in the Territory of a product that would fall within the scope of Licensee’s exclusive licenses under Section 2.1 were it being manufactured, sold or used by Licensee (“Infringing Product”) and shall provide the other Party with all available evidence regarding such known or suspected infringement or unauthorized use.

(b) Enforcement.

(i) Licensee shall have the first right, but not the obligation, to initiate a lawsuit or take other reasonable action to enforce the Licensed Patent Rights and to defend the Licensed Know-How, in each case solely in the case of infringement or unauthorized use or misappropriation related to an Infringing Product, or its Manufacture, use, sale or import, in the Field in the Territory. If Licensee does not intend to initiate a lawsuit or take other reasonable action to enforce the Licensed Patent Rights and/or defend the Licensed Know- How, Licensee shall notify Licensor, and Licensor agrees to meet with Licensee promptly, but in any event within [***], after such notice, if requested by Licensee, in order for Licensee to discuss with Licensor the reasons for Licensee’s intention. Before Licensor commences an action with respect to any Infringement, Licensee shall consider in good faith the views of Licensee and potential effects on the public interest in making its decision whether to sue. If Licensee does not initiate a lawsuit or take other reasonable action to enforce the Licensed Patent Rights and/or defend the Licensed Know- How within one hundred [***] of receipt of a request by Licensor to initiate an enforcement proceeding, or if an legal proceeding must be commenced earlier than such [***] period to avoid a loss of rights, then no later than [***] prior to such deadline, then Licensor shall be entitled to initiate infringement proceedings or take other appropriate action against an Infringing

Product at its own expense and to include Licensee as a nominal party plaintiff; provided, however, that before Licensor initiates a lawsuit or takes other reasonable action to enforce the Licensed Patent Rights and/or defend the Licensed Know- How, Licensor has considered in good faith the reasons of Licensee for not taking such action. Notwithstanding the foregoing, in the event written notice is give under the Drug Price Competition and Patent Term Restoration Act of 1984 (the “Act”), then the Party in receipt of such notice under the Act shall promptly notify the other Party. In such case the time period for Licensee to decide whether to file suit will be accelerated to within [***] of the date of such notice under the Act. The enforcing Party shall have the sole and exclusive right to select the counsel for such action and full control over the conduct of such, including settlement thereof; provided, however, that the enforcing Party may not settle any such action, or make any admissions or assert any position in such action, in a manner that would materially adversely affect the rights or interests of the non-enforcing Party, without the prior written consent of the non-enforcing Party, which shall not be unreasonably withheld or delayed.

(ii) The Parties shall keep one another informed of the status of their respective activities regarding any litigation or settlement thereof concerning the Licensed Patent Rights or the Licensed Know-How in the Territory and each shall assist the other and cooperate fully in the prosecution of any such suit or action as may be reasonably requested by the Party conducting such action, including joining any action as party-plaintiff if required by law, regulation or court or administrative order; provided that the enforcing Party shall promptly reimburse all out-of-pocket expenses (including reasonable counsel fees and expenses) actually incurred by the non-enforcing Party in connection with such cooperation.

(iii) Any amount recovered in any suit or action or settlement of any such suit or action brought pursuant to this Section 7.3(b) shall first be used to reimburse the actual out-of-pocket expenses (including attorneys’ fees) of the Party conducting such action. Any excess amount of such a recovery shall be allocated as follows: [***].

7.4 Patent Invalidity Claim. During the Term, each Party shall promptly notify the other Party in the event of any legal or administrative action by any Third Party against a Licensed Patent Right of which such Party becomes aware, including any nullity, revocation, reexamination or compulsory license proceeding or similar proceeding. Licensee shall have the first right, but not the obligation, through counsel of its choosing, at its sole cost and expense, to defend against such action or claim. If Licensee fails to accept control of the defense of such a claim within [***] after receiving notice thereof from, or giving notice thereof to, Licensor, Licensor shall have the right, through counsel of its choosing, at its sole cost and expense, to defend against such action or claim. Notwithstanding the foregoing, to the extent such action is in connection with an enforcement of such Patent Right under Section 7.3, the rights with respect to defending any such Patent Right in any such proceeding shall correspond to those set forth in Section 7.3, and the non- enforcing Party, shall cooperate fully with the enforcing Party in preparing and formulating a response to such legal or administrative action.

7.5 Third Party Infringement Claims. If the production, sale or use of the any Licensed Product in or outside the Territory results in a claim, suit or proceeding alleging patent infringement against Licensee or Licensor (or their respective Affiliates, licensees or Sublicensees) (collectively, “Infringement Actions”), such Party shall promptly notify the other Party hereto in writing. The Party subject to such Infringement Action shall have the right to direct and control the defense thereof, at its own expense with counsel of its choice; provided, however, that (i) if such Infringement Action involves the Territory, Licensee shall have the right to assume the defense thereof in the Territory and to direct and control the defense thereof, at its own expense with counsel of its choice, (ii) if such Infringement Action involves Japan, Licensor shall have the right to assume the defense thereof within Japan and to direct and control the defense thereof, at its own expense with counsel of its choice, (iii) if such Infringement Action involves both the Territory and Japan, the Parties shall cooperate in good faith with respect to their respective defenses of such Infringement Actions, and (iv) in all cases the other Party may participate in the defense and/or settlement thereof, at its own expense with counsel of its choice. In any event, the Party that is defending the Infringement Action (the “Defending Party”) agrees to keep the other Party hereto reasonably informed of all material developments in connection with any such Infringement Action and the Parties shall reasonably cooperate in the defense of any such suit or Infringement Action. If Licensee is the Defending Party, Licensee agrees not to settle such Infringement Action, or make any admissions or assert any position in such Infringement Action, in a manner that would adversely affect the Licensed Product or the manufacture, use or sale of the Licensed Product within or outside the Territory, without the prior written consent of Licensor, which shall not be unreasonably withheld or delayed; and similarly if Licensor is the Defending Party, Licensor agrees not to settle such Infringement Action, or make any admissions or assert any position in such Infringement Action, in a manner that would adversely affect the Licensed Product, or the manufacturing, use or sale of the Licensed Product, in the Territory, without the prior written consent of Licensee, which shall not be unreasonably withheld or delayed.

7.6 Patent Term Extensions Licensee shall have the sole right to obtain patent term extensions or supplemental protection certificates or their equivalents with respect to any Licensed Product in the Field in the Territory, including with respect to any Licensed Patent Right in any country in the Territory, and Licensor shall reasonably cooperate with Licensee in connection therewith.

7.7 Patent Marking. Licensee agrees to mark, and have Related Parties mark, all patented Licensed Products they sell or distribute pursuant to this Agreement in accordance with the applicable patent statutes or regulations in the country or countries of sale thereof.

7.8 Product Trademark.

(a) Maintenance and Prosecution of Product Trademarks. Licensee shall own all right, title, and interest to the Product Trademarks in the Territory, and shall be responsible for the registration, prosecution, and maintenance thereof. All costs and expenses of registering, prosecuting, and maintaining the Product Trademarks shall be borne solely by Licensee.

(b) Enforcement of Product Trademarks. Licensee shall have the right and responsibility for taking against a Third Party based on any alleged, threatened, or actual infringement, dilution, misappropriation, or other violation of, or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party in the Territory. Licensee shall bear the costs and expenses relating to any enforcement action commenced pursuant to this Section 7.8(b) and any settlements and judgments with respect thereto, and shall retain any damages or other amounts collected in connection therewith.

(c) Third Party Claims. Licensee shall have the right and responsibility for defending against any alleged, threatened, or actual claim by a Third Party that the use or registration of the Product Trademarks in the Territory infringes, dilutes, misappropriates, or otherwise violates any Trademark or other right of such Third Party or constitutes unfair trade practices or any other like offense, or any other claims as may be brought by a Third Party against a Party in connection with the use of the Product Trademarks with respect to a Licensed Product in the Territory. Licensee shall bear the costs and expenses relating to any defense commenced pursuant to this Section 7.8(c) and any settlements and judgments with respect thereto, and shall retain any damages or other amounts collected in connection therewith.

(d) Licensor may use the Product Trademark to market the Licensed Product in Japan as may be mutually agreed by the Parties.

ARTICLE 8

Confidentiality

8.1 Confidential Obligations. Each Party shall (a) maintain in strict confidence the Confidential Information of the other Party to the same extent such Party maintains its own confidential information, but in no event less than a reasonable degree of care, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the other Party (except as permitted pursuant to Section 8.3 below), and (c) not use such Confidential Information for any purpose except those expressly permitted by this Agreement (including in the case of Licensor, the Development, Manufacture and Commercialization of Licensed Products for sale and use outside the Territory). The obligations of confidentiality, non-disclosure and non-use under this Section 8.1 shall be in full force during the Term and for a period of [***] thereafter. Each Party, upon the request of the other Party, will return all copies of or destroy (and certify such destruction in writing) the Confidential Information disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] of such request or, if earlier, the termination or expiration of this Agreement; provided however that a Party may retain (i) Confidential Information of the other Party which expressly survives such termination pursuant to this Agreement, and (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof; provided, further, that a Party is not required to return or destroy Confidential Information contained in electronic back-ups unless and until such Confidential Information is accessed. For clarity, it is acknowledged and agreed that (A) the Confidential Information of Licensee includes (x) unpublished patent applications within the Licensed Patent Rights, and (y) any reports or other information provided to Licensor hereunder and (b) Licensed Know-How shall be the Confidential Information of both Parties.

8.2 Exceptions to Confidentiality. Notwithstanding the foregoing, the obligations of confidentiality set forth in Section 8.1 shall not apply to information that, in each case as demonstrated by competent written documentation:

(a) is publicly disclosed or made generally available to the public by the Disclosing Party, either before or after it becomes known to the Receiving Party;

(b) was known to the Receiving Party, without any obligation to keep it confidential, prior to the date of first disclosure by the Disclosing Party to the Receiving Party, as shown by the Receiving Party’s files and records;

(c) is subsequently disclosed to the Receiving Party by a Third Party lawfully in possession thereof without obligation to keep it confidential and without a breach of such Third Party’s obligations of confidentiality;

(d) has been publicly disclosed or made generally available to the public other than through any act or omission of the Receiving Party or its Affiliates in breach of this Agreement; or

(e) has been independently developed by the Receiving Party without the aid, application or use of the Disclosing Party’s Confidential Information (the competent written proof of which must be contemporaneous with such independent development).

8.3 Authorized Disclosure. Notwithstanding Section 8.1, a Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances:

(a) Prosecuting and Maintaining Patent Rights in accordance with this Agreement; provided that the non-filing Party whose Confidential Information is being disclosed is given a reasonable opportunity to review the proposed disclosure of such Confidential Information and the filing Party considers in good faith any comments provided by the non-filing Party;

(b) communicating and making filings with Regulatory Authorities or otherwise complying with applicable Law or submitting information to tax or other governmental authorities; provided that if a Party is required by Law to make any public disclosure of Confidential Information of the other Party, to the extent it may legally do so, it will give reasonable advance written notice to the other Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise);

(c) for Regulatory Approval of Licensed Products or to Develop, Manufacture, have Manufactured, Commercialize or otherwise exploit Licensed products in accordance with this Agreement;

(d) to its Affiliates, and to prospective and actual acquirers, lenders, licensees, and sublicensees, and to each of their employees, consultants, contractors, agents, accountants, lawyers, advisors, investors and underwriters, on a need to know basis, each of whom, in the case of Third Parties, prior to disclosure must be bound by written or professional ethical obligations of confidentiality and non-use equivalent in scope to those set forth in this Section 7.8(d); or

(e) to the extent mutually agreed to in writing by the Parties.

8.4 Scientific Publications.

(a) Prior to a Party or its Affiliates publishing, publicly presenting and/or submitting for written or oral publication a manuscript, abstract or the like relating to the Licensed Compounds or Licensed IP that has not previously published pursuant to this Section 8.4 the Party proposing (or whose Affiliate is proposing) (“Publishing Party”) shall provide the other Party with a copy of the manuscript, abstract or other proposed publication relating to the Licensed Compounds or Licensed IP (a “Publication”) at least [***] prior to submission thereof to a publisher or to any third party, provided that in the case of abstracts and oral presentations, if [***] prior notice is not reasonably practicable, then as much prior notice as is reasonably practicable. The Publishing Party shall consider in good faith any reasonable recommendation of the non-Publishing Party to delay such proposed Publication. The Publishing Party shall not disclose in any Publication the confidential information of the non-Publishing Party without the non-Publishing Party’s prior written consent; provided, however, that nothing in this Section 8.4(a) shall limit the right of the Publishing Party to publicly disclose any information, including confidential information of the non- Publishing Party, pertaining to safety of the Licensed Product that the Publishing Party believes in good faith it is obligated or appropriate to disclose and provided further that the Publishing Party shall have the right to disclose in its Publications the Know-How licensed to it hereunder to the extent that such Know-How is reasonably necessary to provide context to the data that has been generated by the Publishing Party and that is the subject of such publication.

(b) With respect to future potential publications or public presentations by a Licensee (or a Related Party) or by Licensor (or an Associated Party) of data or results of Clinical Trials of a Licensed Product to be submitted by or on behalf of such Person(s), or any academic investigators cooperating with any such Person(s), each Party shall (a) provide the JSC every [***] with a publication strategy plan and (b) a copy of abstracts or other summary information regarding said publications or public presentations. The non-Publishing Party shall have the right to make comments and suggest changes to any such plan, publications or public presentations to ensure appropriate protection of any patentable inventions, and the Publishing Party shall consider in good faith any reasonable comments and suggested changes of the non-Publishing Party.

8.5 Press Releases and Other Permitted Disclosures.

(a) Licensor and Licensee each agree not to disclose any of the terms and conditions of this Agreement to any Third Party, except as described below in this Section 8.5 or as otherwise agreed in writing by the Parties. The Parties have agreed on a press release announcing this Agreement in substantially the form set forth in Exhibit E, together with a corresponding Question & Answer outline for use in responding to inquiries about the Agreement. The initial press release will be issued in a mutually agreed time and manner after the Effective Date and thereafter, each Party may disclose to Third Parties the information contained in such press release and Question & Answer outline without the need for further approval by the other Party. Each Party may also desire to issue subsequent press releases or other public statements relating to this Agreement or activities hereunder. The Parties agree to consult with each other reasonably and in good faith with respect to the text of such press releases or other disclosures and obtain the approval of the other Party, prior to the issuance thereof; provided, however, that a Party may not unreasonably withhold or delay consent to such releases. Once any public statement or public disclosure has been approved in accordance with this Section 8.5, then either Party may appropriately communicate the information contained in such permitted statement or disclosure. For clarity, to the extent a public disclosure is required by applicable Law, this Section 8.5(a) shall not apply, and such disclosure shall instead be governed by Section 8.5(d) below.

(b) Licensee may disclose the terms and conditions of this Agreement to (i) its Affiliates, employees, consultants, agents or professional advisors (including attorneys, accountants and actual and prospective investment bankers), (ii) actual or potential investors, lenders, Sublicensees, collaborators or royalty factoring companies, or (iii) actual or potential acquirers or merger partners that have entered into a letter of intent or are actively negotiating an acquisition or merger agreement with Licensee, or (iv) others on a need-to-know basis with the consent of Licensor (such consent not to be unreasonably withheld); in each case under the foregoing clause (i), (ii), (iii) or (iv), under obligations of confidentiality at least as restrictive as those set forth herein, and solely in connection with Licensee performing its obligations or exercising its rights under this Agreement or for the purpose of assisting the recipient with evaluating and entering into a transaction with Licensee.

(c) Licensor may disclose the terms and conditions of this Agreement to (i) its Affiliates, employees, consultants, agents or professional advisors (including attorneys, accountants and actual and prospective investment bankers), (ii) actual or potential investors, lenders, licensees or royalty factoring companies, (iii) actual or potential acquirers or merger partners that have entered into a letter of intent or are actively negotiating a definitive acquisition or merger agreement with Licensor or (iv) others on a need-to-know basis with the consent of Licensee (such consent not to be unreasonably withheld) in each case under the foregoing clause (i), (ii) or (iii), under obligations of confidentiality at least as restrictive as those set forth herein, and solely in connection with Licensor performing its obligations or exercising its rights under this Agreement or for the purpose of assisting the recipient with evaluating and entering into a transaction with Licensor.

(d) Notwithstanding the foregoing provisions of this Section 8.5, a Party may disclose the existence and terms of this Agreement where required, as reasonably determined by the legal counsel of the disclosing Party, by applicable Law, by applicable stock exchange regulation or by order or other ruling of a competent court or other governmental authority, although, to the extent practicable, the other Party shall be given at least [***] (or if [***] is impractical based on the number of days after the event triggering such public disclosure to the time the disclosure must be made, such shorter period as may be required to comply with applicable Law) advance written notice of any such legally required disclosure to comment and the disclosing Party shall reasonably consider such comments provided by such other Party on the proposed disclosure. In case either Party is obliged to publicly disclose or file this Agreement as a “material agreement” in accordance with applicable Law or applicable stock exchange regulations (“SEC Filing”), this Agreement shall be redacted by the filing Party to the extent permissible upon the advice of legal counsel, and the filing Party shall provide the other Party a copy of such redacted Agreement in advance of such SEC Filing to enable the other Party to review and comment on the scope of such redaction; provided that the filing Party shall consider in good faith any comments provided by such other Party.

(e) Each Party shall be free to (a) register/publish the Clinical Trials they are sponsoring with respect to the Licensed Product, and (b) disclose any data from such registered Clinical Trials concerning the Licensed Product, in each case on ClinicalTrials.gov or in similar clinical trial registries; provided, however, that the Party proposing to make such disclosure shall provide the other Party with reasonable advance notice of such registration or disclosure.

(f) With respect to any publication permitted in Section 8.4 or any press release or public statement permitted in Section 8.5 above, Licensor shall have the right to permit Otsuka Holdings Co., Ltd (or its successor), for so long as it is the parent-Affiliate of Licensor, to publicly disclose at any time, the information contained in any such press release, public statement or publication, at any time (including simultaneously with the release of such press release or public statement by the Parties) and in any form, without the consent of Licensee.

(g) Upon execution of this Agreement, the terms of this Article 8 shall supersede any prior non-disclosure, secrecy or confidentiality agreement between the Parties, including the Confidentiality Agreement between the Parties dated February 13, 2018. Any information disclosed under such prior agreements shall be deemed disclosed under this Agreement.

ARTICLE 9

Representations, Warranties and Covenants

9.1 Representations of Authority. Each Party represents and warrants to the other that as of the Effective Date it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement.

9.2 Consents. Each Party represents and warrants that as of the Effective Date all necessary consents, approvals and authorizations of all government authorities and other Persons required to be obtained by such Party in connection with execution, delivery and performance of this Agreement have been obtained.

9.3 No Conflict. Each Party represents and warrants that, as of the Effective Date, the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable Law and (b) do not conflict with, violate or breach or constitute a default of, or require any consent under, any contractual obligations of such Party, except such consents as have been obtained as of the Effective Date.

9.4 Employee, Consultant and Advisor Obligations. Each Party represents and warrants that, as of the Effective Date, each of its and its Affiliates’ employees, consultants and advisors has executed an agreement or has an existing obligation under law obligating such employee, consultant or advisor to maintain the confidentiality of Confidential Information to the extent required under Article 8.

9.5 Representations, Warranties and Covenants of Licensee. Neither Licensee nor any of its Affiliates nor Cullinan Management, Inc. has been debarred or is subject to debarment. Neither Licensee nor any of its Affiliates will use in any capacity, in connection with the activities to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FFDCA or who is the subject of a conviction described in such section. Licensee shall inform Licensor in writing immediately if it or any Person who is performing activities hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of Licensee’s knowledge, is threatened, relating to the debarment or conviction of Licensee or any Person performing activities hereunder on behalf of Licensee.

9.6 Intellectual Property.

(a) Licensor represents and warrants to Licensee that (i) Licensor owns the entire right, title and interest in and to the Licensed Patent Rights existing as of the Effective Date, free and clear of all liens, charges and encumbrances, (ii) to the knowledge of Licensor, the practice in the Territory of the Licensed Know-How existing as of the Effective Date in the Development, Manufacture, Commercialization or other exploitation of the Licensed Compounds or Licensed Products will not result in any royalty, milestone or other payments being owed to Third Parties, (iii) as of the Effective Date, Licensor has the right to grant to Licensee the rights and licenses under the Licensed IP granted in this Agreement and has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in Licensed IP in any manner inconsistent with the terms hereof, and during the Term will not take any of the foregoing actions in any manner inconsistent with the terms hereof, (iv) none of the Licensed Patent Rights existing as of the Effective Date was fraudulently procured from the relevant governmental patent granting authority, (v) as of the Effective Date, it has not received any written claim or demand from any Person alleging, and is not a party to any proceeding that asserts: (A) the invalidity, misuse or unenforceability of the Licensed Patent Rights or misappropriation of the Licensed Know-How or challenges Licensor’s ownership of the Licensed Patent Rights or Licensed Know-How or (B) that the making, using, selling, offering for sale or importing of a Licensed Compound infringes or misappropriates Intellectual Property of any Third Party, (vi) to the knowledge of Licensor, as of the Effective Date, the Licensed Patent Rights are not being infringed by any Third Party and Licensed Know-How is not being misappropriated by any Third Party, and (vii) to the knowledge of Licensor the Licensed Patent Rights set forth on Exhibit B as of the Effective Date include all patents and patent applications and Patent Rights related thereto that (A) are Controlled by Licensor as of the Effective Date and (B) (1) Cover the Licensed Compounds or their manufacture or their use in the Field or (2) claim inventions made by or on behalf of Licensor in the course of developing or using the Licensed Compound that are reasonably necessary for Licensee’s Development, Manufacture, Commercialization or other exploitation of the Licensed Compounds or Licensed Products in the Territory.

(b) Licensor shall not, during the Term, sell, assign, transfer, pledge or otherwise dispose of, or incur any lien or encumbrance on, any Licensed IP.

9.7 No Warranties. Except as otherwise expressly set forth herein, the Parties make no representations and extend no warranties of any kind, either express or implied, including warranties of merchantability, fitness for a particular purpose, non-infringement, or non-misappropriation of third party intellectual property rights, are made or given by or on behalf of a Party. Except as expressly stated in this Agreement, all representations and warranties, whether arising by operation of law or otherwise, are hereby expressly excluded.

ARTICLE 10

Indemnification; Insurance; and Limitation on Damages

10.1 By Licensee. Licensee agrees to defend Licensor, its Affiliates and the respective directors, officers, employees, consultants and agents of such entities and the successors and assigns of any of the foregoing (the “Licensor Indemnitees”) at Licensee’s cost and expense, and shall indemnify and hold harmless such Licensor Indemnitees from and against any and all liabilities, losses, costs, damages, fines, fees or expenses (including, reasonable attorneys’ fees and other expenses of litigation) (“Liabilities”) arising out of any claim, suit, action, proceedings or demand brought by a Third Party (a “Third Party Claim”) arising from, or occurring as a result of (i) any breach by Licensee of any of its representations, warranties or obligations pursuant to this Agreement or (ii) the Development, Manufacture or Commercialization of Licensed Compounds or Licensed Products for use in the Territory by or on behalf of Licensee or Related Parties, except to the extent such Third Party Claims result from the gross negligence or willful misconduct of a Licensor Indemnitee.

10.2 By Licensor. Licensor agrees to defend Licensee, its Affiliates and the respective directors, officers, employees, consultants and agents of such entities and the successors and assigns of any of the foregoing (the “Licensee Indemnitees”) at Licensor’s cost and expense, and shall indemnify and hold harmless such Licensee Indemnitees from and against any and all Liabilities arising out of any Third Party Claim arising from, or occurring as a result of (i) any breach by Licensor of any of its representations, warranties or obligations pursuant to this Agreement or (ii) the Development, Manufacture or Commercialization of Licensed Compounds or Licensed Products for use outside the Territory by or on behalf of Licensor or its Affiliates, except to the extent such Third Party Claims result from the gross negligence or willful misconduct of a Licensee Indemnitee. In the event of the grant by Licensee of the Reversion License, clause (ii) of the foregoing indemnity of Licensor shall be deemed amended to replace the words “for use outside the Territory” appearing therein with the words “for use anywhere in the world.”

10.3 Procedures. A Person entitled to indemnification under this Article 8 (an “Indemnified Party”) shall give prompt written notification to the Party from whom indemnification is sought (the “Indemnifying Party”) of any claim, suit, action or demand for which indemnification is sought under this Agreement; provided, however, that no delay or failure on the part of an Indemnified Party in so notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such delay or failure. Within [***] after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such claim, suit, action or demand with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense. The Party not controlling such defense may participate therein with counsel of its own choosing at its own expense; provided that, the Indemnified Party shall have the right to retain its own counsel, at the expense of the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate because of actual or potential differences in the interests of such Indemnified Party and any other party represented by such counsel. The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned.

10.4 Insurance. Licensee shall procure and maintain insurance, including general liability insurance and, starting at the time at which a Licensed Product first enters clinical testing in human subjects by or on behalf of Licensee or Related Parties, product liability insurance, in each case adequate to cover its obligations hereunder and consistent with normal business practices of prudent companies similarly situated, which insurance shall identify Licensor as an additional insured starting at the time at which a Licensed Product first enters clinical testing in human subjects by or on behalf of Licensee or Related Parties. It is understood that any such insurance shall not be construed to create a limit of Licensee’s liability with respect to its indemnification obligations under this Article 10. Licensee shall provide Licensor with written evidence of such insurance upon request. Licensee shall provide Licensor with written notice at least [***] prior to the cancellation, non-renewal or material change in such insurance or self-insurance which could adversely affect rights hereunder.

10.5 No Consequential or Punitive Damages. Except (a) with respect to a breach of the confidentiality obligations of Article 6, or (b) to the extent such damages are required to be paid to a third party as part of a claim for which a party provides indemnification under Section 10.1 or Section 10.2, neither Party will be liable to the other Party or any of its affiliates for indirect, incidental, consequential, special, exemplary or punitive damages, including lost profits, whether in contract, warranty, tort, negligence, strict liability or otherwise, arising from, out of or relating to this Agreement, the transactions contemplated herein or any breach hereof, regardless of any notice of the possibility of such damages.

ARTICLE 11

Term and Termination

11.1 Term. This Agreement shall become effective as of the Effective Date and unless earlier terminated as set forth in this Article 11, shall otherwise remain in effect on a Licensed Product-by-Licensed Product basis until it expires (the “Term”) in its entirety upon the expiration of all applicable Royalty Terms under this Agreement with respect to all Licensed Products in all countries worldwide.

11.2 Termination for Material Breach. Upon any material breach of this Agreement by either Party, the other Party may terminate this Agreement by providing [***] prior written notice (thirty [***] prior written notice with respect to a payment breach) to the breaching Party, specifying the material breach. The termination shall become effective at the end of the [***] (or [***], as applicable) period unless the breaching Party cures such breach during such [***] (or [***], as applicable) period.

11.3 Termination for Bankruptcy. To the extent allowed under applicable Law, either Party shall have the right to terminate this Agreement in the event of the commencement of any proceeding in or for bankruptcy, insolvency, dissolution or winding up by or against the other Party (other than pursuant to a corporate restructuring) that is not dismissed or otherwise disposed of within [***] days thereafter and/or the administrator of the bankruptcy estate or the Party under in-court restructuring has not, within [***] days after the receipt of an inquiry from the other Party, confirmed that the bankruptcy estate or the Party under in-court restructuring will adopt this Agreement.

11.4 Termination for Convenience. Licensee may terminate this Agreement, at any time and for any commercially reasonable justification (e.g., the Licensed Compound is found to have material safety or efficacy issues or the commercial opportunity relating to the Licensed Product no longer justifies its further Development or Commercialization) by providing [***] prior written notice to Licensor. The termination shall become effective at the end of the [***] period.

11.5 Effects of Termination.

(a) Accrued Obligations. The expiration or termination of this Agreement for any reason shall not release either Party from any liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination, nor will any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, or at law or in equity, with respect to breach of this Agreement.

(b) Termination of Licenses. Upon termination of this Agreement, all licenses granted under Section 2.1 (License Grant) under this Agreement will terminate.

(c) Continued Sales. Upon termination of this Agreement by Licensee pursuant to Section 11.2 (Termination for Material Breach) or Section 11.3 (Termination for Bankruptcy), then for [***]after the effective date of termination of this Agreement, if such termination occurs after Regulatory Approval of a Licensed Product, Licensee and its Affiliates and Sublicensees shall be entitled to finish work in progress and to the extent permitted under Section 11.5(d) below, sell such Licensed Product so finished or remaining in inventory in accordance with the terms of this Agreement to the extent such Licensed Product was being sold at the time of termination, provided that such sales and related activities shall be subject to the terms and conditions of this Agreement, including the royalty and milestone provisions of this Agreement and is subject to Section 11.5(d) below.

(d) Rights on Termination of Agreement. Upon termination of this Agreement for any reason:

(i) Wind-down Period.

(A) Development. In the event that as of the date a notice of termination has been issued Licensee is (1) the sponsor of or conducting any on-going Clinical Trials of the Licensed Product and/or (2) conducting any ongoing preclinical work with respect to the Licensed Product in support of a current Regulatory Approval or future Regulatory Filings for an Indication that is the subject of ongoing clinical development, including without limitation ongoing stability or toxicology studies of the Licensed Product, Licensee agrees to promptly inform Licensor of the status of each such Clinical Trial or preclinical activity and at Licensor’s election either: (A) terminate such Clinical Trial or preclinical activity, (B) continue to sponsor or conduct any such Clinical Trials or preclinical studies, or any portion thereof for a period not exceeding [***] following the effective date of termination or (C) promptly transition to Licensor or its designee such sponsorship of such Clinical Trials or preclinical studies, provided that in such case, Licensor shall take over such studies within [***] following the effective date of termination. In each case, the continuation of such Clinical Trials or preclinical studies after the effective date of termination shall be at Licensee’s expense [***]. In the event that the transfer of sponsorship of a Clinical Trial will not be completed within such [***] period despite the Parties’ having used Commercially Reasonable Efforts to do so, the Parties shall cooperate reasonably to execute and deliver such commercially reasonable agreements as may be necessary to preserve for Licensor the benefit of such Clinical Trial for a period of up to [***] additional months, while indemnifying and holding the Licensee Indemnities harmless from all costs and expenses of such Clinical Trial and any Liabilities from a Third Party Claim arising from, out of or in connection with such Clinical Trial.

(B) Commercialization. To avoid disruption in the availability of Licensed Product to patients, if this Agreement is terminated after the First Commercial Sale of the Licensed Product in the Territory, then to the extent requested by Licensor, Licensee and Related Parties shall continue to distribute the Licensed Product, in accordance with the terms and conditions of this Agreement, in each country of the Territory for which Regulatory Approval therefor has been obtained, [***] following the effective date of termination (the “Wind-down Period”); provided that Licensee and Related Parties shall cease such activities, or any portion thereof, in a given country upon [***] notice by Licensor requesting that such activities be ceased. In the event that the Licensor will not have secured an alternative distributor or licensee for the Licensed Product in a country within the Wind-down Period, the Parties shall cooperate reasonably to execute and deliver such commercially reasonable agreements as may be necessary to preserve for Licensor the benefit of distribution of the Licensed Product in such country for a period of up [***] additional months, provided that such period shall, upon Licensor’s request, be extended for an additional [***] (for a total of [***] from the effective date of termination) in the event that Licensor will not have secured an alternative distributor or licensee for the Licensed Product in such country [***] from the effective date of termination despite having used Commercially Reasonable Efforts to do so. Such agreement shall provide that Licensee will fulfill orders for Licensed Product in the Territory on a contract basis, with Licensor booking all sales and retaining the revenue from such sales while indemnifying and holding the Licensee Indemnities harmless from all costs and expenses of such distribution and any Liabilities from a Third Party Claim arising from, out of or in connection with such distribution. Notwithstanding any other provision of this Agreement, during the Wind-down Period, Licensee’s and its Affiliates’ and, subject to Section 2.3(b) above, Non-Affiliate Sublicensees’ rights with respect to the Licensed Product in the Territory shall be non-exclusive and, without limiting the foregoing, Licensor shall have the right to engage one or more other distributor(s) and/or licensee(s) of the Licensed Product in all or part of the Territory. Any Licensed Product sold or disposed by Licensee, its Affiliates and, subject to Section 2.3(b) above, its Non-Affiliate Sublicensees in the Territory during the Wind-down Period shall be subject to applicable payment obligations under Article 6 above. The obligations set forth in this Section 11.5(d)(i)(B) shall not apply in any country or jurisdiction in which, as of the effective date of termination of this Agreement, the Royalty Term with respect to the applicable Licensed Product has expired or Generic Competition with respect to such License Product exists.

(e) Reversion License. Effective as of the date of expiration of the Wind-down Period, Licensee hereby grants (without any further action required on the part of Licensor) to Licensor, a royalty-free, fully paid, exclusive, worldwide, irrevocable, perpetual license, with the right to grant sublicenses through multiple tiers, under the Reversion Technology (including all Improvements), solely to Develop, Manufacture, and Commercialize Licensed Products throughout the world (the “Reversion License”). In the case of Combination Products, the Reversion License will not extend to [***]. In addition, if the Reversion Technology includes Third Party Technology, then no later than [***] after the effective date of the termination, Licensee shall notify Licensor in writing (a “Third Party Technology Notice”), including a description of such Third Party Technology and of all Pass-Thru Obligations owing to the applicable Third Party Licensor with respect to such Third Party Technology (as such terms are defined in Section 2.8 above). The Third Party Technology Notice shall be accompanied by a copy of the relevant license or other agreement with the applicable Third Party Licensor, [***] (such license or other relevant agreement, the “Third Party Technology Reversion Agreement”). Any dispute between the Parties regarding the Pass-Thru Obligations shall be determined pursuant to Section 12.11 below. To the extent Licensor wishes to receive a license to such Third Party Technology for use in connection with the Development, Manufacture or Commercialization of Licensed Products throughout the world, it shall so notify Licensee in writing (such notice, the “Reversion In-License Notice”). Upon receipt of the Reversion In-License Notice, Licensee shall grant (and hereby grants) a license or sublicense under the Third Party Technology to Licensor to use and exploit the same in connection with the Development, Manufacture or Commercialization of Licensed Products in such territories to which Licensee has such rights with respect to Licensed Products, subject to the same limitations and restrictions as apply to such use by Licensee in such territories under the Third Party Technology Reversion Agreement (the “Pass-Thru Reversion License”). If requested by Licensor, Licensee and Licensor shall prepare in good faith and promptly execute a written agreement codifying the terms of the Pass-Thru Reversion License, or as mutually agreed, work to put in place a separate agreement between the applicable Third Party and Licensor under which the Third Party grants a direct license Licensor under the Third Party Technology on the same terms and conditions as the Pass-Thru Reversion License. At Licensee’s election, Licensee may assign to Licensor the applicable Third Party Technology Reversion License, and to the extent such assignment includes the rights granted to Licensor under the Pass-Thru Reversion License with respect to such Third Party Technology, the Pass-Thru Reversion License shall no longer apply with respect to such rights. Licensor shall [***]. Licensor agrees that it shall enter into a [***] agreement with Licensee [***]. Licensor shall comply with the Pass-Thru Obligations applicable to such Third Party Technology, in each case to the extent such Pass-Thru Obligations were described in the Third Party Technology Notice or Third Party Technology Reversion Agreement, and the grant of the Pass-Thru Reversion License with respect to such Third Party Technology shall be subject to such compliance. Such compliance by Licensor shall include taking such actions to comply with the Pass-Thru Obligations in such manner and on such timing as may be required to allow Licensee to comply with its obligations under the license or other agreement with the applicable Third Party Licensor, as such obligations apply to activities of the Licensor. Until Licensor provides a Reversion In-License Notice, or to the extent Licensor subsequently notifies Licensee that it wishes to terminate the applicable Third Party Technology Reversion Agreement, the Third Party Technology shall be deemed excluded from the Improvements. In the event Licensor subsequently notifies Licensee that it wishes to terminate the applicable Third Party Technology Reversion Agreement, Licensor shall remain responsible for all Pass-Thru Obligations accruing prior to the effective date of, or in connection with, such termination. To the extent Licensor does not provide a Reversion In-License Notice with respect to the Third Party Technology, Licensor shall not be responsible for the corresponding Pass-Thru Obligations.

(A) Regulatory Approvals and Regulatory Filings. In connection with the grant of the Reversion License, Licensee will as promptly as practicable [***]. In addition, at Licensor’s request, Licensee will appoint Licensor as Licensee’s or Licensee’s Affiliates’ or Sublicensees’ agent for all Licensed Products-related matters in the Territory involving Regulatory Authorities until all Regulatory Approvals and Regulatory Filings in the Territory have been assigned to Licensor or its designee. In the event of failure to obtain assignment, and to the extent Licensee is not required to assign any Regulatory Approval or Regulatory Filing to Licensor pursuant to clause (1) above, upon the effective date of such termination, Licensee hereby consents and grants to Licensor the right to access and reference (without any further action required on the part of Licensee, whose authorization to file this consent with any Regulatory Authority is hereby granted) any Regulatory Approvals and Regulatory Filings with respect to all Licensed Products in the Territory. In addition, all such materials and all Know-How, in each case to the extent related to the Licensed Compound or Licensed Product, shall be deemed Confidential Information of Licensor and not Confidential Information of Licensee (and will not be subject to the exclusions under Sections 8.2(b) or (e) above).

(B) Inventory Transfer. In connection with the grant of the Reversion License, within [***] of expiration of the Wind-down Period, Licensee shall notify Licensor of any quantity of the Licensed Product remaining in Licensee’s inventory and to the extent requested by Licensor’s request, Licensee will transfer to Licensor any inventory of Licensed Products in the possession or control of Licensee or its Affiliates as of the termination date at a price equal to [***].

(i) Transition. Each Party shall use Commercially Reasonable Efforts to cooperate with the other and/or its designee to effect a smooth and orderly transition to Licensor (or its designee) of the Development, Manufacture and Commercialization of the Licensed Product in the Territory during the Wind-down Period, consistent with the other provisions of this Section 11.5(e)(i).

(f) Return of Confidential Information. Each Party will promptly destroy or return to the other Party all of such other Party’s Confidential Information that was provided by or on behalf of such other Party hereunder that is in the possession or control of such Party (or any of its Affiliates); provided, however, that Licensor shall be entitled to retain any Confidential Information of Licensee that is necessary or useful for Licensor to exploit the Reversion License, Notwithstanding the foregoing, a Party shall have the right to retain one copy of the Confidential Information of the other Party for legal and archival purposes, and the foregoing obligation of return or destruction shall not apply to Confidential Information or copies thereof maintained in routine, secure computer back-up files unless and until such information is accessed.

(g) Dissolution of the JSC. If this Agreement is terminated, then the JSC and all subcommittees (if any) will be dissolved as of the effective date of such termination, provided that, for any surviving provisions requiring action or decision by the JSC or any of the subcommittees, each Party will appoint representatives to act as its JSC and subcommittee members, as applicable.

(h) Termination of Rights and Obligations. Except as set forth in this Section 11.5 (Effects of Termination) and Section 11.6 (Survival), (a) as of the effective date of termination of this Agreement in its entirety, all rights and obligations of the Parties under this Agreement will terminate, and (b) as of the effective date of expiration of this Agreement in part with respect to a Licensed Product pursuant to Section 11.4, all rights and obligations of the Parties under this Agreement will terminate with respect to such Licensed Product.

(i) Future Assurances. Each Party will execute all documents and take, or cause to be taken, all such further actions as may be reasonably requested by the other Party in order to give effect to the terms of this Section 11.5 (Effects of Termination).

11.6 Survival. The following provisions shall survive the expiration or termination of this Agreement: Article 1 (Definitions) (to the extent necessary to give effect to other surviving provisions), Article 9 (Confidentiality), Article 10 (Indemnification; Insurance; and Limitation on Damages) (other than Section 10.4 (Insurance)) and Article 12 (Miscellaneous Provisions), and Sections 2.3 (Sublicensing) (and such other provisions of this Agreement as are necessary to give effect to the continuing licenses contemplated under Section 2.3), 4.6 (Pharmacovigilance), 6.6 (Reports, Payments and Accounting), Section 11.5(c) (Continued Sales) (for the period set forth therein), Section 11.5 (Effects of Termination) and this Section 11.6 (Survival), and the last sentence of Section 2.1 (License Grant) to the extent of and with respect to any perpetual, irrevocable, non- terminable, fully-paid up and royalty-free license described therein with respect to a Licensed Product is in effect on the date of expiration or termination of this Agreement.

ARTICLE 12

Miscellaneous Provisions

12.1 Governing Law; Language. This Agreement and all disputes arising out of or related to this Agreement shall be construed and the respective rights of the Parties determined in accordance with the laws of the State of New York, U.S.A., excluding application of any conflict of laws principles that would require application of the laws of a jurisdiction outside of New York, and will be subject to the exclusive jurisdiction of the courts of competent jurisdiction located in New York, New York. The Parties hereby expressly consent to the jurisdiction of such courts and irrevocably waive any objection to jurisdiction or venue. This Agreement and all communications related to it, or to any dispute or controversy arising out of it, shall be conducted in English.

12.2 Notice. Any notices required or permitted by this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail or registered or certified mail, postage prepaid, return receipt requested, to the following address or facsimile number of the Parties:

If to Licensor:

Taiho Pharmaceuticals Co., Ltd.

1-27 Kandanishiki-cho,

Chiyoda-ku, Tokyo 101-8444

JAPAN

[***]

With a copy to:

Wilson, Sonsini, Goodrich & Rosati

650 Page Mill Road

Palo Alto, California 94304

[***]

If to Licensee:

Cullinan Pearl Corp.

One Main Street

Suite 520

Cambridge, MA

02142 U.S.A.

Attention: Chief Executive Officer

With a copy to:

Goodwin Procter LLP

100 Northern Avenue

Boston, MA 02210

U.S.A.

Attention: Richard A. Hoffman, Esq.

All notices under this Agreement shall be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section 12.2.

12.3 Assignment. Neither Party may, without the consent of the other Party, assign or transfer any of its rights and obligations hereunder; provided that either Party may assign this Agreement, in its entirety, to a Third Party acquirer without the consent of the other Party in connection with a Change of Control of such Party, including by way of merger, consolidation, transfer, or sale of assets, provided that the Third Party acquirer agrees in a writing delivered to the non-assigning Party to assume all of the rights and obligations of the assigning Party under this Agreement, and in the case of Licensee, the Third Party is a Qualified Sublicensee, in which case such Qualified Sublicensee may thereafter further assign this Agreement, in its entirety, to an affiliate without the consent of Licensor (and such Qualified Sublicensee shall remain responsible for the activities of such affiliate); provided further that Licensee may [***]. Notwithstanding the foregoing, to the extent an assignment of this Agreement to an entity domiciled outside of the United States of America, any country that is a member state of the EU, Switzerland or Japan will cause adverse tax consequences to the non-assigning Party, such assignment shall be subject to the prior written consent of the non-assigning Party, which shall not be withheld unreasonably. The Parties shall make reasonable efforts, and provide each other with reasonable assistance, to reduce any adverse tax consequences as far as possible under the provisions of any relevant tax treaty or other statutory or regulatory provision. It shall be unreasonable for the non-assigning Party to withhold such consent to an assignment if such adverse tax consequences could be avoided through such efforts and assistance and the non-assigning Party fails or refuses to make such efforts or provide such assistance. Any assignment in circumvention of the foregoing shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

12.4 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior agreements or understandings between the Parties relating to its subject matter.

12.5 Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (e) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or;” (f) provisions that require that a Party or the Parties hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; and (i) the word “law” (or “laws”) when used herein means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a government entity, together with any then-current modification, amendment and re-enactment thereof, and any legislative provision substituted therefor. The Parties and their respective counsel have had an opportunity to fully negotiate this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. No prior draft of this Agreement shall be used in the interpretation or construction of this Agreement.

12.6 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties. Any waiver of any right or failure to act in a specific instance shall related only to such instance and shall not be construed as an agreement to waive any right or fail to act in any other instance, whether or not similar.

12.7 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement. The Parties shall consult one another and use reasonable efforts to agree upon a valid and enforceable provision that is a reasonable substitute for the invalid or unenforceable provision. To the fullest extent permitted by applicable Law, each Party hereby waives any provision of Law that would render any provision hereof illegal, invalid or unenforceable in any respect, and neither Party shall take or cooperate with any Third Party to take any legal action or invalidate or render unenforceable any provision hereof. Without limiting the foregoing, if Licensee or any of its Affiliates or Sublicensees challenges under any court action or other legal proceeding, or before any governmental authority, the validity, legality or enforceability of any payment obligation of Licensee under this Agreement, or assists any Third Party in bringing any such challenge, Licensor shall have the right to terminate this Agreement upon sixty (60) days’ prior written notice to Licensee, unless such challenge is withdrawn and the effect of such challenge cured within such sixty (60) day period. Any termination in accordance with the foregoing shall be deemed a termination by Licensee under Section 11.4.

12.8 Use of Name. Neither Party shall not use the other Party’s name (except in connection with disclosures permitted under Article 8) or logo without the other Party’s express prior written consent, which consent may be granted in the context of the Parties mutually approving a press release or other public disclosure related to this Agreement.

12.9 Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

12.10 Force Majeure. Neither Party will be responsible for delays resulting from causes beyond the reasonable control of such Party, including fire, explosion, flood, war, strike, or riot, provided that the nonperforming Party uses commercially reasonable efforts for a company of its size and resources to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

12.11 Dispute Resolution.

(a) Escalation. If any dispute arises out of or relates to this Agreement, the Parties agree to first seek to resolve such dispute by referring such dispute to the respective Chief Executive Officers of each Party for resolution. Such referral shall take place within [***] after a written request by either Party to the other Party that resolution by the Chief Executive Officers be attempted. If, after an additional [***], the Chief Executive Officers of the Parties have not succeeded in negotiating a resolution of the dispute, and a Party wishes to pursue the matter, such Party may initiate binding arbitration in accordance with Section 12.11(b).

(b) Alternative Dispute Resolution. Any dispute arising out of or relating to this Agreement that has not been resolved pursuant to Section 12.11(a) shall be resolved through binding arbitration as follows:

(i) A Party may submit such dispute to arbitration by notifying the other Party, in writing, of such dispute. Within [***] after receipt of such notice, the Parties shall designate in writing a single arbitrator to resolve the dispute; provided, however, that if the Parties cannot agree on an arbitrator within such [***] period, the arbitrator shall be selected by the New York, New York office of the American Arbitration Association (the “AAA”). The arbitrator shall not be an Affiliate, employee, consultant, officer, director or stockholder of any Party.

(ii) Within [***] after the designation of the arbitrator, the Parties shall submit to the arbitrator in writing a list the disputed issues of which the parties are aware at that time and a proposed ruling on the merits of each such issue, with the understanding that the parties shall have the right to petition the arbitrator to amend or supplement their list as additional information becomes available during the arbitration process.

(iii) The arbitrator shall set a date for a hearing, which shall be no later than [***] after the submission of written proposals pursuant to Section 12.11(b)(ii). The Parties shall have the right to be represented by counsel at the hearing and throughout the arbitration process. Except as provided herein, the arbitration shall be governed by the Commercial Arbitration Rules of the AAA, and the arbitration shall be conducted by a single arbitrator.

(iv) The arbitrator shall use his or her best efforts to rule within [***] after the completion of the hearing described in Section 12.11(b)(iii). The determination of the arbitrator as to the resolution of any dispute shall be binding and conclusive upon all Parties. The arbitrator shall issue a reasoned opinion in writing and shall deliver that opinion to the Parties.

(v) The attorneys’ fees of the Parties in any arbitration, fees of the arbitrator, and costs and expenses of the arbitration shall be borne by the Parties as determined by the arbitrator.

(vi) Any arbitration pursuant to this Section 12.11 shall be conducted in New York, New York, U.S.A. Any arbitration award may be entered in and enforced by any court of competent jurisdiction.

(c) No Limitation. Nothing in this Section 12.11 shall be construed as limiting in any way the right of a Party to seek an injunction or other equitable relief with respect to any actual or threatened breach of this Agreement or to bring an action in aid of arbitration. Should any Party seek an injunction or other equitable relief, or bring an action in aid of arbitration, then for purposes of determining whether to grant such injunction or other equitable relief, or whether to issue any order in aid of arbitration, the dispute underlying the request for such injunction or other equitable relief, or action in aid of arbitration, may be heard by the court in which such action or proceeding is brought.

12.12 Compliance and Ethical Business.

(a) Compliance.

(i) In performing their obligations under this Agreement, the Parties will comply with applicable Law and regulations and will take no action which may jeopardize the goodwill or reputation of the other Party.

(ii) Licensee represents and warrants that it is not, nor are any of its legal representatives, as applicable, listed on the U.S. Treasury Department’s List of Specially Designated Nationals and Blocked Persons (http:// https://www.treasury.gov/ofac/downloads/sdnlist.pdf), the U.S. Commerce Department’s Denied Persons List (http://www.bis.doc.gov/dpl/thedeniallist.asp) and Entity List (http://www.bis.doc.gov/entities/default.htm), or the Consolidated List of Persons, Groups and Entities Subject to EU Financial Sanctions (https://eeas.europa.eu/headquarters/headquarters-homepage/8442/consolidated-list- sanctions_en), or on any comparable denied parties list issued by the U.S., EU or another jurisdiction which is applicable to the products or technical data supplied under this Agreement (all of the foregoing collectively referred to as “Denied Parties Lists”). Licensee further represents and warrants that it is not directly owned by 50% or more by a person listed on any of the Denied Parties Lists. Licensee further represents and warrants that it shall notify Licensor in writing promptly if it or any of its legal representatives become listed on any of the Denied Parties Lists or if it becomes owned by 50% or more by a person listed on any of the Denied Parties List.

(b) Ethical Business.

(i) In performing their obligations hereunder, the Parties acknowledge that the corporate policy of Licensor and its Affiliates requires that Licensor’s business be conducted within the letter and spirit of the law. By signing this Agreement, the Parties agree to conduct the business contemplated herein in a manner which is consistent with all applicable Law and good business ethics. Specifically, the Parties warrant and agree that in connection with this Agreement and Licensor’s business relating thereto, they, their directors, their employees and their officers shall not offer, make or promise any payment, either directly or indirectly, of money or other assets (hereinafter collectively referred to as “Payment” for the purposes of this Section 12.12(b)), to any government, political party or international organization official, candidate or persons acting on behalf of any of the foregoing or directly associated with them including their staff, business partners, close associates and family (hereinafter collectively referred to as “Officials” for the purposes of this Section 12.12(b)) where such Payment would constitute a violation of any applicable Law. In addition, the Parties shall make no Payment, either directly or indirectly, to Officials if such Payment is for the purpose of improperly influencing decisions or actions with respect to the subject matter of this Agreement or the business activities of Licensor or its Affiliates.

(ii) Licensee acknowledges and agrees that in the event that Licensee engages an Affiliate, subcontractor or agent in the performance of its obligations under this Agreement, that Licensee will conduct due diligence on such Affiliate, subcontractor or agent to ensure such Affiliate’s, subcontractor’s or agent’s suitability to comply with the requirements set forth in this Section 12.12(b), and will maintain records of such due diligence and any identified risks and mitigation records, consistent with Licensee’s customary procedures.

(iii) Licensee represents, warrants and covenants that all books, records, invoices, and other documents relating to payments and expenses under this Agreement are and shall be accurate and reflect in reasonable detail the character and amount of transactions and expenditures.

(iv) Licensee further represents, warrants and agrees that no “off the books” or other similar funds will be maintained or used in connection with this Agreement.

(v) Licensee agrees to ensure that all of Licensee’s employees, agents and subcontractors involved in performing the obligations under this Agreement are made aware of the prohibited nature of activities expressly prohibited under this Section 12.12(b), including by participation, as appropriate, of such employees, agents and subcontractors in mandatory training to be conducted by Licensee regarding such requirements prior to performing any obligations under this Agreement. Licensee further agrees to certify its continuing compliance with the requirements under this Section 12.12(b) on a periodic basis during the Term of this Agreement upon Licensor’s request, such request to be made no more frequently than once in any Calendar Year.

(vi) In the event of any violation of, or any breach of a representation or warranty set forth in, this Section 12.12(b), Licensor shall thereafter for the duration of the term of this Agreement have the right, upon reasonable notice and at a time mutually agreed by Licensee and Licensor, to periodically audit the books and records of Licensee to ensure compliance with this Section 12.12(b) (Ethical Business), and Licensee shall provide its full cooperation and assistance in any such review conducted by Licensor.

12.13 Offset Rights. Notwithstanding anything to the contrary in this Agreement, neither Party may, at any time or for any reason, offset any payments due to the other Party or its Affiliates under this Agreement.

12.14 No Third Party Beneficiaries. No Person other than Licensee, Licensor and their respective Affiliates, successors and permitted assignees hereunder, shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

12.15 Independent Contractors. It is expressly agreed that Licensee and Licensor shall be independent contractors and that the relationship between Licensee and Licensor shall not constitute a partnership, joint venture or agency. Neither Licensee nor Licensor shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of such other Party.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

TAIHO PHARMACEUTICAL, CO., LTD.		CULLINAN PEARL CORP.

BY:	/s/ Masayuki Kobayashi	By:	/s/ Owen Hughes
Name: Masayuki Kobayashi		Name: Owen Hughes
Title: President		Title: President

Exhibit A

Licensed Compounds

TAS6417

A-1

Exhibit B

Licensed Patent Rights

[See attached sheets]

[***]	Confidential

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Exhibit C

Stock Subscription Agreement

[See attached sheets]

EXECUTION COPY

STOCK SUBSCRIPTION AGREEMENT

THIS STOCK SUBSCRIPTION AGREEMENT is made as of the 4th day of February, 2019 (the “Effective Date”) by and between Cullinan Pearl Corp., a Delaware corporation (the “Company”) and having an address at One Main Street, Suite 520, Cambridge, MA 02142, U.S.A., and Taiho Pharmaceutical, Co., LTD., a Japanese corporation (“Purchaser”) and having an address at 1-27 Kandanishiki-cho, Chiyoda-ku, Tokyo 101-8444 Japan. The Company and Purchaser are each referred to as a “Party” and collectively referred to as the “Parties.”

WHEREAS, the Company and the Purchaser are entering into a License and Collaboration Agreement (the “License Agreement”) on the date hereof, pursuant to which the Company will (i) obtain certain rights under Licensed IP (as defined in the License Agreement) from the Purchaser and (ii) issue shares of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) to the Purchaser in accordance with the terms of this Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Issuance of Common Shares; Closing.

1.1 On or prior to the Closing (as defined below), the Company shall have authorized the issuance to the Purchaser of 1,860,000 shares of Common Stock (the “Shares”) in accordance with the terms of this Agreement.

1.2 The issuance of the Shares shall take place remotely via the exchange of documents and signatures on such date as designated by the Company, provided that such date shall be within fifteen (15) days of the Effective Date (which time and place is designated as the “Closing”). At the Closing and in consideration of the execution and delivery of the License Agreement by the Purchaser to the Company, the Company shall issue to the Purchaser a certificate in the name of the Purchaser for the Shares. The Purchaser agrees that the Shares shall be subject to the restrictions on transfer set forth in Section 4 of this Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that the following representations are true and complete as of the Effective Date and as of the Closing and as of the date of issuance of any Anti-Dilution Shares, except as otherwise indicated.

2.1. Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect.

2.2. Capitalization. The authorized capital stock of the Company consists, immediately prior to the Closing, of:

(a) [***] shares of Common Stock, [***] shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(b) [***] shares of Preferred Stock, of which all shares have been designated Series A Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Common Stock and the Preferred Stock are as stated in the Company’s Amended and Restated Certificate of Incorporation, as may be amended and/or restated from time to time (the “Certificate of Incorporation”), and as provided by the Delaware General Corporation Law.

(c) The Company has reserved [***] shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2018 Stock Option and Grant Plan duly adopted by the Company’s Board of Directors (the “Board”) and approved by the Company stockholders (the “Stock Plan”). Of such reserved shares of Common Stock, [***] shares remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

2.3. Authorization. All corporate action required to be taken by the Board and the stockholders of the Company in order to authorize the Company to enter into this Agreement, and to issue the [***]at the Closing and any Anti-Dilution Shares thereafter, has been taken or will be taken prior to the Closing and the date of issuance of any Anti-Dilution Shares, respectively. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing or thereafter with respect to the issuance of any Anti-Dilution Shares, and the issuance of the Shares and any Anti- Dilution Shares has been taken or will be taken prior to the Closing and the date of issuance of any Anti- Dilution Shares, respectively. This Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4. Valid Issuance of Shares and Anti-Dilution Shares. The Shares and any Anti- Dilution Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, applicable state and federal securities laws, if any, and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 3 of this Agreement and subject to the applicable governmental filings with respect to the transactions contemplated by this Agreement, if any, the Shares and any Anti-Dilution Shares will be issued in compliance with all applicable federal and state securities laws.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as of the Effective Date and as of the Closing and as of the date of issuance of any Anti-Dilution Shares that:

3.1. Authorization. The Purchaser has full power and authority to enter into this Agreement. When executed and delivered by the Purchaser, this Agreement shall constitute valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2. Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares and any Anti-Dilution Shares (as defined below) to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares or Anti- Dilution Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares or Anti-Dilution Shares. A “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

3.3. Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs, the terms and conditions of the offering of the Shares and Anti-Dilution Shares with the Company’s management and has had the opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon.

3.4. No Public Market. The Purchaser understands that no public market now exists for the Shares or Anti-Dilution Shares, and that the Company has made no assurances that a public market will ever exist for the Shares or Anti-Dilution Shares.

3.5. No General Solicitation. Neither the Purchaser, nor any of its officers, managers, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares or Anti-Dilution Shares.

3.6. Foreign Investor.

(a) The Purchaser is an experienced and sophisticated investor and has such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Shares and Anti-Dilution Shares.

(b) The Purchaser has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares and Anti-Dilution Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Shares and Anti-Dilution Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Shares and Anti-Dilution Shares.

(c) The Purchaser is a resident of Japan and Purchaser’s principal place of business is in Japan.

(d) The Purchaser is not a “U.S. person” as such term is defined in Rule 902(k) of Regulation S and is not acquiring the Shares or Anti-Dilution Shares for the account or benefit of a “U.S. person” (as such term is defined in Rule 902(k) of Regulation S).

(e) The Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of the United States).

(f) To its knowledge, the Purchaser’s acquisition of and continued beneficial ownership of the Shares and Anti-Dilution Shares will not violate any securities or other laws of the jurisdictions that are applicable to it.

(g) The Purchaser has been advised and acknowledges that:

(i) the Shares and any Anti-Dilution Shares have not been, and when issued, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities laws of any state of the United States or the securities laws of any other country;

(ii) in issuing and selling the Shares and any Anti-Dilution Shares to the Purchaser pursuant to this Agreement, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(2) under the Securities Act;

(iii) it is a condition to the availability of the Regulation S “safe harbor” that the Shares and any Anti-Dilution Shares not be offered or sold in the United States or to a U.S. person until the expiration of a one-year “distribution compliance period” (or a six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) following the Closing; and

(iv) notwithstanding the foregoing, prior to the expiration of the one- year “distribution compliance period” (or six-month “distribution compliance period,” if the issuer is a “reporting issuer,” as defined in Regulation S) after the Closing (the “Restricted Period”), the Shares and the any anti-Dilution Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person.

4. Unregistered Securities.

4.1. The Purchaser understands that the Shares and any Anti-Dilution Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares or any Anti-Dilution Shares for resale except as set forth in the Investors’ Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares and any Anti-Dilution Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

4.2. Transfer Restrictions.

(a) The Purchaser will not transfer any Shares or any Anti-Dilution Shares to any Competitor. For purposes of this Agreement, “Competitor” means a Person (other than an Affiliate (as defined in the License Agreement of the Purchaser)) engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in a business that is actively researching, developing or commercializing a product that targets the biological target or molecular mechanism of action of any product under research, development or commercialization by the Company, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds an equity interest in any Competitor and has not designated (and does not hereafter designate) any person as a member of the board of directors or a board observer of such Competitor.

(b) The Purchaser shall not transfer any Shares or any Anti-Dilution Shares, or any interest therein, except that the Purchaser may transfer such Shares (i) to equity holders of the Purchaser in connection with a corporate dividend or distribution made pro rata to the equity holders of the Purchaser in accordance with their ownership interests in the Purchaser, (ii) to a third party acquiror in the event of a Change of Control (as defined in the License Agreement) of Purchaser, (iii) to any Affiliate of the Purchaser or (iv) by operation of law; provided that such Shares and Anti-Dilution Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4), and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

(c) The provisions of Sections 4.2(a) and 4.2(b) shall terminate upon the earlier of the following events:

(i) three (3) months after the expiration or termination of the License Agreement;

(ii) the closing of the Company’s initial public offering of Common Stock (the “IPO”), provided, however, that this Subsection shall not restrict Purchaser’s ability to register and transfer its Shares in connection with the IPO if Purchaser is otherwise permitted to participate in the IPO pursuant to the Investors’ Rights Agreement and any market stand-off arrangements; or

(iii) the closing of a Deemed Liquidation Event (as defined in the Certificate of Incorporation).

(d) The Purchaser acknowledges that the Shares and Anti-Dilution Shares may be subject to restrictions on transfer as set forth in a Right of First Refusal and Co-Sale Agreement by and among the Company, the Purchaser and other persons, and that the Purchaser shall not transfer any Shares or Anti-Dilution Shares except in compliance therewith.

(e) The Purchaser acknowledges and agrees that any resale by it of the Shares or Anti-Dilution Shares shall be in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(f) The Purchaser shall not to engage in any hedging transactions with regard to the Shares or Anti-Dilution Shares unless in compliance with the Securities Act.

(g) The Purchaser agrees that, to the extent necessary pursuant to Regulation S, the Company may refuse to register any transfer of Shares or Anti-Dilution Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

5. Agreement in Connection with Initial Public Offering. The Purchaser hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3 and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports; and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 5 shall apply only to the IPO and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Purchaser if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the outstanding Common Stock (after giving effect to the conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Purchaser further agrees to execute such agreements as may be reasonably requested by the Company or the underwriters in connection with such registration that are consistent with this Section 5 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all stockholders subject to such agreements, based on the number of shares subject to such agreements. The Company may impose stop-transfer instructions with respect to the shares of capital stock or other securities subject to the foregoing restriction until the end of the “lock-up” period.

6. Restrictive Legends. All certificates representing Shares and any Anti-Dilution Shares shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

“The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Subscription Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold, transferred or otherwise disposed of except in in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required.”

7. Anti-Dilution Rights.

7.1. During the term of the License Agreement and prior to the issuance by the Company of additional Equity Securities (as defined below) in exchange for investment in an amount equal to the Maximum Anti-Dilution Amount (as defined below), if the Company issues additional Equity Securities, the Company shall promptly issue a number of additional shares of Common Stock to the Purchaser for no consideration to the extent necessary to cause the Purchaser Percentage (as defined below) to be equal to the Floor Percentage (as defined below) (such additional shares, the “Anti-Dilution Shares”); provided that, with respect to any Anti-Dilution Shares issued as a result of the issuance of Equity Securities pursuant to the Stock Plan or other stock incentive plan of the Company, the Company will issue such Anti-Dilution Shares to the Purchaser at the earlier of (a) the end of the Company’s fiscal year in which the issuances took place and (b) the closing of the next Preferred Stock financing; and provided further that if in a single issuance or series of related issuances of additional Equity Securities in exchange for investment the Maximum Anti-Dilution Amount is exceeded, the anti-dilution rights set forth in this Section 7.1 shall apply with respect to the portion of such issuances in exchange for investment up to the Maximum Anti-Dilution Amount. Notwithstanding the foregoing, if an event that would trigger an Anti-Dilution Termination Date (as defined below) occurs prior to the issuance by the Company of additional Equity Securities (as defined below) in exchange for investment in an amount equal to the Maximum Anti-Dilution Amount, then the Purchaser shall receive the balance of any Anti- Dilution Shares necessary to cause the Purchaser Percentage to equal the Floor Percentage immediately prior to the consummation of such event. The Company shall provide Purchaser with evidence of the issuance of such Anti-Dilution Shares promptly after their issuance.

7.2. In the event that after the issuance by the Company of additional Equity Securities in exchange for investment in an amount equal to the Maximum Anti-Dilution Amount, the Company issues any Convertible Security (as defined in the Certificate of Incorporation and other than Series A Preferred Stock) in exchange for investment with aggregate gross proceeds to the Company of up to [***] (the “Additional Maximum Dilution Amount”), and either (a) such Convertible Security is convertible or exchangeable for Series A Preferred Stock or (b) such issuance of such Convertible Security or conversion or exchange of such Convertible Security would have resulted in an adjustment to the Series A Conversion Price (as defined in the Certificate of Incorporation) pursuant to the terms of Subsection 4.4.4 of the Certificate of Incorporation (without giving effect to any waiver obtained pursuant to Subsection 4.4.2 of the Certificate of Incorporation), then, in the case of the foregoing clause (a), when such Convertible Security is converted or exchanged for Series A Preferred Stock or in the case of the foregoing clause (b), when such adjustment to the Series A Conversion Price is determinable, and in each case of the foregoing clause (a) or (b) without giving effect to any issuances of Equity Securities or other securities of the Company after the issuance of such Convertible Securities in an amount equal to the Additional Maximum Dilution Amount, the Company shall promptly issue a number of additional shares of Common Stock to the Purchaser for no consideration to the extent necessary to cause the Purchaser Percentage to be equal to the Floor Percentage; provided further that if in a single issuance or series of related issuances of such Convertible Securities in exchange for investment the Additional Maximum Dilution Amount is exceeded, the anti-dilution rights set forth in this Section 7.2 shall apply with respect to the portion of such issuances in exchange for investment up to the Additional Maximum Dilution Amount. Such additional shares issued pursuant to this Section 7.2 shall be deemed Anti-Dilution Shares for all purposes of this Agreement other than for purposes of Section 7.1.

7.3. For purposes of this Section 7, the following definitions shall apply:

(a) The term “Equity Securities” means shares of capital stock, convertible securities or warrants, options, or other rights to subscribe for, purchase or acquire from the Company any capital stock of the Company; provided that, “other rights to subscribe for, purchase or acquire” shall not include (i) preemptive or other rights to participate in new offerings of securities by the Company after the Closing until such securities are actually issued, (ii) obligations under a purchase agreement for Preferred Stock of the Company to acquire additional shares of such Preferred Stock on the same terms as those purchased at an initial closing upon the passage of time or meeting (or waiver) of specified Company performance conditions until such securities are actually issued or (iii) anti-dilution provisions that have not been triggered; provided further that shares of capital stock or convertible securities issued pursuant to the foregoing rights, obligations and provisions set forth in clauses (i), (ii) and (iii) and then outstanding shall be deemed “Equity Securities” hereunder.

(b) The term “Floor Percentage” means [***] of the Fully Diluted Shares.

(c) The term “Fully Diluted Shares” means, as of a specified date, the number of shares of Common Stock then-outstanding plus the number of shares of Common Stock issuable upon exercise or conversion of then-outstanding convertible securities or warrants, options, or other rights to subscribe for, purchase or acquire from the Company any capital stock of the Company (which shall be determined without regard to whether such securities or rights are then vested, exercisable or convertible) plus, without duplication, the number of shares reserved and available for future grant under any then-existing equity incentive plan of the Company; provided that, for clarity, “other rights to subscribe for, purchase or acquire” shall not include (i) preemptive or other rights to participate in new offerings of securities by the Company after the Closing until such securities are issued, (ii) obligations under a purchase agreement for preferred stock of the Company to acquire additional shares of such preferred stock on the same terms as those purchased at an initial closing upon the passage of time or meeting (or waiver) of specified Company performance conditions until such securities are issued or (iii) anti-dilution provisions that have not been triggered; provided further that shares of Common Stock or convertible securities issued pursuant to the foregoing rights, obligations and provisions set forth in clauses (i), (ii) and (iii) and then outstanding shall be included in the number of shares of Common Stock then-outstanding or issuable upon conversion of convertible securities.

(d) The term “Maximum Anti-Dilution Amount” means aggregate gross proceeds to the Company of [***] in cash since the date of incorporation or formation of the Company, in one or a series of related or unrelated transactions, in each case, in exchange for the Company’s capital stock.

(e) The term “Purchaser Percentage” means the fraction, expressed as a percentage, the numerator of which is the number of shares of Common Stock held by the Purchaser and the denominator of which is the Fully Diluted Shares.

7.3 After the Company’s receipt of the Maximum Anti-Dilution Amount, and the issuance of Common Stock to Purchaser in accordance with Section 7.1, all rights and obligations under Section 7.1 shall terminate and be of no further force and effect. After the Company’s receipt of the Additional Maximum Dilution Amount in exchange for the issuance of any securities of the Company, all rights and obligations under Section 7.2 (other than rights and obligations relating to the issuance of Common Stock to Purchaser in accordance with Section 7.2 arising on or prior to such receipt of the Additional Maximum Dilution Amount) shall terminate and be of no further force and effect. After the earlier to occur of (a) immediately prior to the consummation of an IPO with [***] and (b) the Anti-Dilution Termination Date (as defined below), all rights and obligations under this Section 7 shall terminate and be of no further force and effect. For purposes of this Section 7.3, “Anti-Dilution Termination Date” means the earliest to occur of (i) the expiration or termination of the License Agreement, (ii) the closing of a Deemed Liquidation Event (as defined in the Certificate of Incorporation), or (iii) the consummation of a Change of Control (as defined in the License Agreement) of the Company.

8. Board Observer Rights.

8.1. Upon the Closing and until the expiration or termination of the License Agreement, the Company shall invite one representative of Purchaser, who shall initially be [***], to attend all meetings of the Company’s board of directors (whether in person, by telephone, or otherwise) in a non-voting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided that such representative shall agree to hold in confidence and to not use or disclose any confidential information provided to or learned by such observer in connection with the observer rights provided in this Section 8; provided further that that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if the Company believes that such withholding or exclusion is reasonably necessary to preserve the attorney-client privilege, preserve trade secrets or for conflict-of-interest reasons, including if such representative is a member of the board of directors or a board observer of a Competitor.

8.2. This Section 8 shall terminate and be of no further force and effect upon the earliest to occur of (a) the consummation of an IPO, (b) the closing of a Deemed Liquidation Event (as defined in the Certificate of Incorporation), and (c) the consummation of a Change of Control (as defined in the License Agreement) of the Company.

9. Miscellaneous.

9.1. Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

9.2. Successors and Assigns. Except with the written consent of the Company, the Purchaser shall not assign this Agreement, or any rights or obligations hereunder, (a) prior to the termination of the rights and obligations under Section 7 or (b) to a Competitor, provided that the Purchaser’s rights (subject to such Purchaser’s obligations) hereunder may be transferred by such Purchaser with an interest in the Shares or Anti-Dilution Shares (i) to equity holders of the Company in connection with a corporate dividend or distribution of the Shares or Anti-Dilution Shares made pro rata to the equity holders of the Company in accordance with their ownership interests in the Company or (ii) by operation of law. Any assignment or attempted assignment by the Purchaser in violation of the immediately preceding sentence shall be null, void and of no legal effect. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.3. Governing Law. This Agreement and the legal relations among the Parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, U.S.A. without regard to its conflict of laws rules.

9.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.5. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.6. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the Party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at their address as set forth on the signature page or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 8.6. If notice is given to the Company, a copy shall also be sent to Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, Attention: Richard A. Hoffman.

9.7. No Finder’s Fees. Each Party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

9.8. Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 8.8 shall be binding upon the Purchaser and each transferee of the Shares and/or any Anti-Dilution Shares, each future holder of all such Shares and/or any Anti-Dilution Shares, and the Company.

9.9. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

9.10. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

9.11. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties are expressly canceled. For the avoidance of doubt, the provisions of this Agreement shall supersede any conflicting or inconsistent provisions of the License Agreement, and any such provision of the License Agreement shall be of no further force and effect.

9.12. Dispute Resolution. The Parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

9.13. WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have executed this Stock Subscription Agreement as of the date first written above.

COMPANY:

CULLINAN PEARL CORP.

By:
Name:
Title:

Address: One Main Street, Suite 520
Cambridge, MA 02142 U.S.A.

PURCHASER:

TAIHO PHARMACEUTICAL, CO., LTD.

By:
Name:
Title:

Address:	1-27 Kandanishiki-cho
Chiyoda-ku, Tokyo 101-8444 Japan

[Signature page to Stock Subscription Agreement]

Exhibit D

Development Plan

[***]

D-1

Exhibit E

Press Release

[See attached sheets]

Taiho Pharmaceutical and Cullinan Oncology Establish Collaboration to Develop TAS6417, Novel EFGR Tyrosine Kinase Inhibitor

TOKYO and CAMBRIDGE, Massachusetts, Feb. 04, 2019 /Kyodo JBN/—

-FIH Study in EGFR Exon 20 Insertions Will Commence in 2019-

Taiho Pharmaceutical Co., Ltd. and Cullinan Oncology, LLC announced on February 04 an agreement to develop TAS6417, a novel EGFR (epidermal growth factor receptor) tyrosine kinase inhibitor discovered by Taiho Pharmaceutical.

(Logo1:

https://kyodonewsprwire.jp/prwfile/release/M000396/201812251776/_prw_PI1fl_7wNhWX41.png)

(Logo2:

https://kyodonewsprwire.jp/prwfile/release/M000396/201812251776/_prw_PI2fl_2fyyBq0X.png)

Under the terms of the agreement, Taiho Pharmaceutical will grant an exclusive, global license ex- Japan for the development and commercialization of TAS6417 to Cullinan Pearl, a newly formed US-based company under the Cullinan Oncology umbrella. Taiho Pharmaceutical will receive an upfront payment, regulatory and sales milestones, as well as royalties based on net sales. Taiho Ventures, LLC, a strategic corporate venture arm of Taiho Pharmaceutical, alongside Cullinan Oncology, will provide funding for Cullinan Pearl’s Series A.

“The Taiho’s drug research team created a unique molecule targeting EGFR Exon 20 insertion mutation using proprietary drug discovery platform technology. This alliance, one of the first of its kind at Taiho Pharmaceutical, allows our organization to optimize its R&D resource allocation and accelerate global development by accessing external talent and resources. We are pleased to partner with Cullinan Oncology and its experienced management team in bringing this novel treatment to NSCLC patients,” said Teruhiro Utsugi, Managing Director of Taiho Pharmaceutical.

Cullinan Pearl will utilize Cullinan Oncology’s shared service platform to develop TAS6417, which relies on a central management team and a network of integrated collaborators to help drive the development of pre-clinical and clinical assets.

“We are excited to partner with Taiho Pharmaceutical and Taiho Ventures in exploring the utility of this novel drug in a patient population with limited options to date. We are thankful for Taiho’s trust in our team’s ability to execute the clinical development of this exciting asset,” stated Owen Hughes, CEO of Cullinan Oncology.

About TAS6417

TAS6417 is an orally available tyrosine kinase inhibitor designed to target activating mutations in EGFR. The molecule was engineered to inhibit EGFR variants with exon 20 insertion mutations, while sparing wild-type EGFR. TAS6417 is a clinical candidate for NSCLC driven by EGFR exon 20 insertion mutations and is expected to be a novel therapeutic option for the patients with highly unmet medical needs.

About Taiho Pharmaceutical Co., Ltd. (Japan)

Taiho Pharmaceutical, a subsidiary of Otsuka Holdings Co., Ltd., is an R&D-driven specialty pharma focusing on the three fields of oncology, allergy and immunology, and urology. Its corporate philosophy takes the form of a pledge: “We strive to improve human health and contribute to a society enriched by smiles.” In the field of oncology in particular, Taiho Pharmaceutical is known as a leading company in Japan for developing innovative medicines for the treatment of cancer, a reputation that is rapidly expanding through their extensive global R&D efforts. In areas other than oncology, as well, the company creates and markets quality products that effectively treat medical conditions and can help improve people’s quality of life. Always putting customers first, Taiho Pharmaceutical also aims to offer consumer healthcare products that support people’s efforts to lead fulfilling and rewarding lives.

https://www.taiho.co.jp/en/

About Taiho Ventures

Taiho Ventures, LLC is the strategic corporate venture capital arm of Taiho Pharmaceutical Co. Ltd., a Japanese specialty pharma focusing on oncology, allergy and immunology, and urology. With the recently expanded $300M under management, Taiho Ventures is looking at early-stage preclinical oncology companies as well as platform technology companies for our core therapeutic areas. Taiho Ventures will review the wide variety of modalities for both biologics and small molecules. The company will also consider the option type of investments and spin-outs, in addition to the pure equity investments.

About Cullinan Oncology

Cullinan Oncology was formed to develop a diversified portfolio of highly promising single asset oncology opportunities through both internal and external means and to do so in a unique, cost- efficient model that leverages a central management team and shared services model to drive speed and efficiency. For additional information, please visit www.cullinanoncology.com.

Source: Taiho Pharmaceutical Co., Ltd.

   Cullinan Oncology, LLC

Contact:

[***]

Exhibit F

Initial Licensed Know How

[***]

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Exhibit G

[***]

[***][***][***]

G-1